UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-05845

Invesco Senior Loan Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Glenn Brightman 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713)
626-1919
Date of fiscal year end: February 28
Date of reporting period: February 28, 2025

Item 1. Reports to Stockholders.
(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule
30e-1
under the Investment Company Act of 1940, as amended (the “Act”) is as follows:

Annual Report to Shareholders	February 28, 2025
Invesco Senior Loan Fund
Nasdaq: A: VSLAX ∎ C: VSLCX ∎ Y: VSLYX ∎ IB: XPRTX ∎ IC: XSLCX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
5	Supplemental Information
7	Consolidated Schedule of Investments
26	Consolidated Financial Statements
30	Consolidated Financial Highlights
31	Notes to Consolidated Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 28, 2025, Class A shares of Invesco Senior Loan Fund (the Fund), at net asset value (NAV), underperformed the S&P UBS Leveraged Loan Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/29/24 to 2/28/25, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end
sales charges, which would have reduced performance.

Class A Shares	6.09%
Class C Shares	5.31
Class Y Shares	6.54
Class IB Shares	6.35
Class IC Shares	6.20
S&P UBS Leveraged Loan Index ▼	8.18

Source(s): ▼ Bloomberg LP

Market conditions and your Fund
During the fiscal year ended February 28, 2025 the senior loan asset class performed well relative to longer duration credit, outpacing both investment grade as well as high yield bond returns, while it exhibited far less overall volatility.
1,2
As in so many prior years, loans proved yet again to be an exceptional vehicle for investors to earn relatively strong risk adjusted returns with a lower volatility as interest rate uncertainty continues to affect fixed rate securities.
 Loan returns were supported by their robust coupon income, which remains near all-time
highs, and we believe this trend will likely continue as current markets are pricing in a higher for longer theme, with rates not heading back down near pandemic lows.
 Meanwhile, a continuation of the largely benign credit environment supported broad based price stability across the loan market despite central bank efforts to tighten financial conditions and a consistent (but overall diminishing) trend of rating agency net downgrades. Continued better-than-expected economic performance in 2023 and 2024 underpinned healthy earnings progression for most borrowers, supporting their ability to service debt amid the continued elevated interest expense and continuing to facilitate access to capital markets for many to extend near-term maturities, with both the broadly syndicated and private credit markets providing options for issuers to address liquidity shortfalls or extend/refinance near-term maturities during the fiscal year. As a result, the par weighted default rate dropped to 0.81% as of fiscal year-end,
while the percent-
age of loans trading below $80, with $100 representing par value, declined to just 3.05% of the market, which we believe is as good a signal as any that credit stress in the market is contained.
3
 This credit environment and corporate balance sheet strength continued to help enable lower rated loans to outperform higher rated loans in total return for the fiscal year. This fiscal year also saw a continuation of worldwide geopolitical tensions. Fortunately loan issuers, by and large, were spared the effects of these conflicts as they have limited to no direct exposure to these regions.
 For the loan asset class as a whole, this fiscal year witnessed a continued surge of repricing activity, with over 50% of the asset class having repriced during the fiscal year, pushing out maturities and improving issuer balance sheets. Mergers and acquisitions and leveraged buyout activity remained muted which, combined with continued retail and institutional demand and collateralized loan obligation origination, translated to strong net demand for loans and further translated into a continued declining default rate amid limited new default activity.
3
 After three interest rate cuts in the second half of 2024, we believe the US Federal Reserve (the Fed) will be more measured in its pace of cutting in 2025. While additional rate cuts would be beneficial for loan issuers, interest coverage ratios have already improved over the course of the fiscal year ended February 28, 2025. We anticipate loan returns will remain robust and well above historical averages moving forward.
 At fiscal
year-end,
yields remain robust in our opinion on both a historical and relative value basis, with average loan coupons continuing to outyield the average coupon for high-yield bonds.
1,2
Given the price of senior loans at the end of the fiscal year, they provided an 8.51% yield (represented by the yield to
3-year
life).
1
 During the fiscal year, the Fund employed leverage, which allowed us to enhance the Fund’s yield while keeping credit standards high relative to the benchmark. As of the close of the fiscal year, leverage accounted for approximately 16% of the Fund’s total assets. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. (Similarly, should short-term rates fall, borrowing costs also would decline.) For more information about the Fund’s use of leverage and the associated risks, see the Notes to Financial Statements, later in this report.
 During the fiscal year ended February 28, 2025,
Monitronics
,
Crown Finance
, and
My Alarm Center
were the largest contributors to the Fund’s relative performance as compared to the benchmark, while
Robertshaw
,
Hurtigruten
and
City Brewing
were the largest detractors from relative Fund performance. On an industry basis, relative to the benchmark, the service, consumer durables, and chemicals industries provided the largest relative return, while health care, information technology, and manufacturing were the largest detractors from relative returns. Robertshaw was 0% at fiscal year-end
as the issuer was acquired during the fiscal year.
 In managing the Fund, we seek to take advantage of market opportunities by decreasing risk in the Fund when we believe senior loans are overbought and increasing risk when we believe they are oversold. We seek to efficiently allocate risk within the portfolio in order to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading.
 The senior loan asset class behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit

2	Invesco Senior Loan Fund

spread over a reference rate. Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as the reference rate changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.
 We are monitoring interest rates, the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and other central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares.
 As always, we appreciate your continued participation in Invesco Senior Loan Fund.

1	Source: S&P UBS Leveraged Loan Index

2	Source: Credit Suisse High Yield Index represents High Yield, and the Bloomberg US Corporate Investment Grade Index represents US Corporate

3	Source: Morningstar LSTA US Leveraged Loan Index

Portfolio manager(s):
Scott Baskind
Tom Ewald
Philip Yarrow
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Senior Loan Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 2/28/15

1 Source: Bloomberg LP
*The Fund’s oldest share class (IB shares) does not have a sales charge; therefore, the second-oldest share class with a sales charge (Class A) is also included in the chart.

Past performance cannot guarantee future results.
The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; perfor-
mance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 2/28/25, including maximum applicable sales charges

Class A Shares
Inception (2/18/05)	3.71%
10 Years	4.17
5 Years	4.59
1 Year	2.59

Class C Shares
Inception (2/18/05)	3.11%
10 Years	3.75
5 Years	4.53
1 Year	4.34

Class Y Shares
Inception (11/8/13)	4.63%
10 Years	4.79
5 Years	5.57
1 Year	6.54

Class IB Shares
Inception (10/4/89)	4.91%
10 Years	4.77
5 Years	5.54
1 Year	6.35

Class IC Shares
Inception (6/13/03)	4.43%
10 Years	4.62
5 Years	5.38
1 Year	6.20
The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end
performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
Class A share performance reflects the maximum 3.25% sales charge. Class A shares have no early withdrawal charges, except that an early withdrawal charge of 1.00% may be imposed on certain repurchases of Class A shares made by the Fund within eighteen months of purchase upon which a sales charge was not paid; such charge is not reflected in the returns shown above. Class C share performance reflects a maximum early withdrawal charge of 1% for the first year after purchase. Class IB shares and Class IC shares are not continuously offered. Class Y, Class IB and Class IC shares do not have a front-end
sales charge or a CDSC, therefore performance is at net asset value.
Class Y, Class IB and Class IC shares do not have early withdrawal charges.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Senior Loan Fund

Supplemental Information
Invesco Senior Loan Fund’s investment objective is to seek to provide a high level of current income, consistent with preservation of capital.
∎
Unless otherwise stated, information presented in this report is as of February 28, 2025, and is based on total net assets.
∎
Unless otherwise noted, all data is provided by Invesco.
∎
To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report
∎	The S&P UBS Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, noninvestment-grade loans.
∎
The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎
A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Senior Loan Fund

Fund Information

Portfolio Composition*

By credit quality	% of total investments
BBB-	1.78%
BB+	1.68
BB	7.04
BB-	8.29
B+	12.36
B2	21.94
B-	18.22
CCC+	5.64
CCC	2.15
CCC-	0.72
CC	0.55
C	0.38
D	0.84
Non-Rated	11.84
Equity	6.57

*
Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.
“Non-
Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers

		% of total net assets
1.	NAS LLC (d.b.a. Nationwide Marketing Group)	2.22%
2.	Monitronics International, Inc.	1.28
3.	Trinseo Materials Operating S.C.A.	1.26
4.	Spin Holdco Inc.	1.23
5.	Ineos US Finance LLC	1.15
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
Data presented here are as of February 28, 2025.

6	Invesco Senior Loan Fund

Consolidated Schedule of Investments
February 28, 2025

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Variable Rate Senior Loan Interests–104.66% (b)(c)
Aerospace & Defense–3.20%
Arxis
Delayed Draw Term Loan (d)	0.00%	01/29/2032		$163	$162,430

Term Loan B (e)	-	01/30/2032		1,729	1,721,760

Brown Group Holding LLC (Signature Aviation US Holdings, Inc.)
Incremental Term Loan B-2 (1 mo. Term SOFR + 2.75%)	6.82%	07/01/2031		352	352,358

Term Loan (1 mo. Term SOFR + 2.50%)	6.82%	07/01/2031		182	182,413

Engineering Research and Consulting LLC, First Lien Term Loan (3 mo. Term SOFR + 5.00%) (f)	9.31%	08/15/2031		763	760,854

Greenrock Finance, Inc., Term Loan (3 mo. Term SOFR + 4.25%)	8.08%	07/06/2029		66	66,315

KKR Apple Bidco LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.81%	09/22/2028		532	529,731

Peraton Corp., First Lien Term Loan B (1 mo. Term SOFR + 3.75%)	8.17%	02/01/2028		873	792,807

Propulsion (BC) Newco LLC, Term Loan B (3 mo. Term SOFR + 3.25%)	7.58%	09/14/2029		791	795,820

Rand Parent LLC, Term Loan B (1 mo. Term SOFR + 3.00%)	7.30%	03/18/2030		1,276	1,278,292

Signia Aerospace LLC
Delayed Draw Term Loan (d)	0.00%	11/21/2031		92	92,005

Term Loan B (3 mo. Term SOFR + 3.00%)	7.35%	11/21/2031		1,103	1,104,056

Titan Acquisition Holdings L.P.(aka LSF11 Trinity), Term Loan B (1 mo. Term SOFR + 3.00%) (f)	7.32%	06/14/2030		329	329,445

TransDigm, Inc.
Term Loan I (3 mo. Term SOFR + 2.75%)	7.08%	08/24/2028		2,572	2,580,204

Term Loan J (3 mo. Term SOFR + 3.25%)	6.83%	02/28/2031		345	345,505

					11,093,995

Air Transport–2.13%

AAdvantage Loyalty IP Ltd. (American Airlines, Inc.), Term Loan (3 mo. Term SOFR + 4.75%)	9.30%	04/20/2028		3,181	3,251,993

Air Canada (Canada), Term Loan B (3 mo. Term SOFR + 2.00%)	6.34%	03/21/2031		58	58,852

American Airlines, Inc., Term Loan (1 mo. Term SOFR + 2.25%)	6.56%	02/15/2028		899	896,447

Avolon TLB Borrower 1 (US) LLC, Term Loan B-4 (1 mo. Term SOFR + 1.50%)	5.92%	02/12/2027		17	17,485

Stonepeak Nile Parent LLC, Term Loan (e)	-	02/15/2032		1,131	1,128,316

United AirLines, Inc., Term Loan B (3 mo. Term SOFR + 2.00%)	6.30%	02/24/2031		2,020	2,025,795

					7,378,888

Automotive–3.94%

Adient PLC, Term Loan B-2 (1 mo. Term SOFR + 2.75%)	6.57%	01/31/2031		660	659,835

Autokiniton US Holdings, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	8.44%	04/06/2028		891	887,476

Belron Group S.A., Term Loan B (3 mo. Term SOFR + 2.75%)	7.05%	10/16/2031		1,533	1,539,242

Constellation Auto (CONSTE/BCA) (United Kingdom)
First Lien Term Loan B-2 (1 mo. GBP SONIA + 7.50%)	9.45%	07/28/2028	GBP	184	230,448

Second Lien Term Loan (1 mo. GBP SONIA + 7.50%)	11.95%	07/27/2029	GBP	481	582,136

Driven Holdings LLC, Term Loan (1 mo. Term SOFR + 3.00%) (f)	7.44%	12/17/2028		564	566,041

Engineered Components & Systems LLC, Term Loan (1 mo. Term SOFR + 6.00%) (f)	10.32%	08/30/2030		724	719,678

First Brands Group LLC
First Lien Incremental Term Loan (3 mo. Term SOFR + 5.00%)	9.55%	03/30/2027		604	580,542

First Lien Term Loan (3 mo. Term SOFR + 5.26%) (Acquired 01/04/2024-10/17/2024; Cost $552,557) (g)	9.55%	03/30/2027		556	534,954

Highline Aftermarket Acquisition LLC, Term Loan B (1 mo. Term SOFR + 3.50%) (f)	7.82%	02/15/2030		1,437	1,440,138

LS Group Opco Acquisition LLC (LS Group PropCo Acquisition LLC), Term Loan B-1 (3 mo. Term SOFR + 2.50%)	6.82%	04/23/2031		1,528	1,528,101

Madison Safety & Flow LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	7.57%	09/19/2031		421	422,657

Mavis Tire Express Services Topco Corp., Term Loan B (1 mo. Term SOFR + 3.00%)	7.31%	05/04/2028		1,837	1,842,602

Paint Intermediate III LLC (Wesco Group), Term Loan B (3 mo. Term SOFR + 3.00%)	7.30%	09/11/2031		299	299,092

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value

Automotive–(continued)

Panther BF Aggregator 2 L.P. (Power Solutions, Clarios POWSOL) (Canada), Term Loan (1 mo. Term SOFR + 2.50%)	6.82%	05/06/2030	$705	$702,742

PowerStop LLC, Term Loan B (1 mo. Term SOFR + 4.75%)	9.17%	01/24/2029	618	577,145

Project Boost Purchaser LLC, Term Loan (3 mo. Term SOFR + 3.00%)	7.31%	07/16/2031	503	502,681

Wand Newco 3, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	7.07%	01/30/2031	40	40,331

				13,655,841

Beverage & Tobacco–1.00%

AI Aqua Merger Sub, Inc., Term loan B (1 mo. Term SOFR + 3.00%)	7.31%	07/31/2028	2,143	2,138,655

City Brewing Co. LLC
First Lien Term Loan (3 mo. Term SOFR + 6.25%) (Acquired 04/17/2024-05/07/2024; Cost $570,938) (f)(g)	10.81%	04/05/2028	601	306,358

Term Loan (3 mo. Term SOFR + 3.76%) (Acquired 04/15/2024; Cost $1,299,556) (f)(g)	8.06%	04/05/2028	1,381	704,396

Term Loan (3 mo. Term SOFR + 9.26%) (Acquired 01/06/2025-02/03/2025; Cost $187,560) (g)	13.42%	04/05/2028	207	200,031

Term Loan (3 mo. Term SOFR + 5.26%) (Acquired 04/15/2024-01/15/2025; Cost $1,080,369) (g)	9.56%	04/14/2028	1,397	111,755

				3,461,195

Brokers, Dealers & Investment Houses–0.59%
Ascensus Group Holdings, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	08/02/2028	179	178,722

Creative Planning (CPI Holdco B LLC)
Incremental Term Loan B (1 mo. Term SOFR + 2.25%)	6.57%	05/17/2031	849	847,414

Term Loan B (1 mo. Term SOFR + 2.00%)	6.32%	05/17/2031	1,005	1,002,385

				2,028,521

Building & Development–4.17%

Chariot Buyer LLC, First Lien Term Loan (1 mo. Term SOFR + 3.25%)	7.67%	11/03/2028	936	936,059

Construction Partners, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.82%	10/29/2031	513	512,926

Empire Today LLC
Term Loan (1 mo. Term SOFR + 5.11%)	9.43%	08/03/2029	2,270	1,316,790

Term Loan (1 mo. Term SOFR + 5.61%)	9.93%	08/03/2029	675	660,620

Term Loan A (1 mo. Term SOFR + 5.61%)	9.93%	08/03/2029	677	662,587

Gulfside Supply, Inc., Term Loan B (3 mo. Term SOFR + 3.00%)	7.33%	06/17/2031	467	466,321

Icebox Holdco III, Inc.
First Lien Term Loan (3 mo. Term SOFR + 3.75%)	8.09%	12/22/2028	922	930,277

Second Lien Term Loan (3 mo. Term SOFR + 6.75%)	11.34%	12/21/2029	303	306,535

Interior Logic Group, Inc. (Signal Parent), Term Loan B (1 mo. Term SOFR + 3.60%)	7.92%	04/01/2028	1,047	905,847

IPS Corp./CP Iris Holdco, First Lien Term Loan (1 mo. Term SOFR + 3.50%)	7.82%	10/02/2028	575	573,508

Janus International Group LLC, Term Loan (1 mo. Term SOFR + 2.50%)	6.79%	08/03/2030	334	333,573

LHS Borrow LLC (Leaf Home Solutions), Term Loan (1 mo. Term SOFR + 4.75%)	9.17%	02/16/2029	1,962	1,829,572

Oldcastle BuildingEnvelope, Inc., Term Loan B (3 mo. Term SOFR + 4.50%)	8.50%	04/29/2029	1,409	1,403,122

Quikrete Holdings, Inc.
Term Loan B (1 mo. Term SOFR + 2.25%)	6.57%	03/19/2029	524	524,492

Term Loan B (1 mo. Term SOFR + 2.25%)	6.56%	02/15/2032	1,287	1,286,708

Term Loan B-1 (1 mo. Term SOFR + 2.25%)	6.57%	04/14/2031	1,020	1,020,482

TAMKO Building Products LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	7.05%	09/20/2030	350	351,164

Tecta America Corp., Term Loan (e)	-	02/08/2032	415	415,440

				14,436,023

Business Equipment & Services–13.99%

Allied Universal Holdco LLC (USAGM Holdco LLC/UNSEAM), Term Loan (1 mo. Term SOFR + 3.85%)	8.17%	05/12/2028	1,485	1,488,124

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Business Equipment & Services–(continued)

Azuria Water Solutions, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	05/17/2028		$151	$151,565

Boost Newco Borrower LLC (WorldPay), Term Loan B (1 mo. Term SOFR + 2.00%)	6.29%	01/31/2031		1,697	1,700,254

Checkout Holding Corp. (Catalina Marketing), Term Loan (1 mo. Term SOFR + 9.50%)	13.81%	05/10/2027		192	185,110

Cimpress USA, Inc., Term Loan (3 mo. Term SOFR + 3.00%) (f)	6.82%	11/01/2030		1,595	1,591,190

Cloud Software Group, Inc.
Term Loan (3 mo. Term SOFR + 3.75%)	8.08%	03/21/2031		1,075	1,079,940

Term Loan B (3 mo. Term SOFR + 3.50%)	7.83%	03/30/2029		833	835,585

Constant Contact, Inc.
Second Lien Term Loan (3 mo. Term SOFR + 7.50%)	12.06%	02/12/2029		587	489,530

Term Loan (3 mo. Term SOFR + 4.00%)	8.56%	02/10/2028		2,042	1,899,070

Corporation Service Co., Term Loan B (1 mo. Term SOFR + 2.75%)	6.32%	11/02/2029		839	837,835

Deerfield Dakota Holding Corp.
First Lien Term Loan (3 mo. Term SOFR + 3.75%)	8.07%	04/09/2027		2,605	2,541,725

Second Lien Term Loan (3 mo. Term SOFR + 6.75%)	11.34%	04/07/2028		541	525,976

DTI HoldCo, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	8.32%	04/26/2029		671	671,327

Dun & Bradstreet Corp. (The), Term Loan B (1 mo. Term SOFR + 2.25%)	6.57%	01/18/2029		2,206	2,205,426

Garda World Security Corp. (Canada), Term Loan B (1 mo. Term SOFR + 3.00%)	7.30%	02/01/2029		3,006	3,004,345

GI Revelation Acquisition LLC, Term Loan B-4 (1 mo. Term SOFR + 3.75%)	8.07%	05/12/2028		2,916	2,903,346

I-Logic Tech Bidco Ltd. (Acuris) (United Kingdom), Term Loan (3 mo. Term SOFR + 3.75%)	8.08%	02/16/2028		471	474,117

ION Trading Technologies S.a.r.l. (Luxembourg), First Lien Term Loan (3 mo. Term SOFR + 3.50%)	7.83%	04/01/2028		202	201,758

Learning Care Group (US) No. 2, Inc., Term Loan B (3 mo. Term SOFR + 4.00%)	8.30%	08/11/2028		299	297,801

Monitronics International, Inc., Term Loan B (3 mo. Term SOFR + 7.50%) (Acquired 06/30/2023-02/16/2024; Cost $4,451,120) (g)	12.09%	06/30/2028		4,450	4,437,078

NAS LLC (d.b.a. Nationwide Marketing Group)
Revolver Loan (3 mo. Term SOFR + 6.65%) (f)	10.95%	06/01/2025		257	247,297

Revolver Loan (d)(f)	0.00%	06/01/2025		257	247,297

Term Loan (3 mo. Term SOFR + 6.65%) (f)	10.94%	06/01/2025		4,844	4,664,354

Term Loan (3 mo. Term SOFR + 6.65%) (f)	10.94%	06/01/2025		1,682	1,619,416

Term Loan (3 mo. Term SOFR + 6.65%) (f)	10.94%	06/01/2025		920	886,098

Nuvei Tech Corp., Pivotal Refi L.P., Nuvei Tech, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	11/15/2031		1,911	1,912,363

OCM System One Buyer CTB LLC, Term Loan B (3 mo. Term SOFR + 3.75%)(f)	8.08%	03/02/2028		720	722,303

Orchid Merger Sub II LLC, Term Loan (1 mo. Term SOFR + 4.75%) (Acquired 11/12/2021-01/05/2022; Cost $1,389,515) (g)	9.21%	07/27/2027		1,432	887,660

Plano HoldCo, Inc., Term Loan B (1 mo. Term SOFR + 3.50%) (f)	7.83%	10/02/2031		486	489,095

Prime Security Services Borrower LLC, Term Loan (1 mo. Term SOFR + 2.00%)	6.31%	10/13/2030		81	80,797

Project Dragon (Voyix Digital Banking), Term Loan B (3 mo. Term SOFR + 3.25%)	7.58%	09/30/2031		1,089	1,090,640

Prometric Holdings, Inc., Term Loan B (1 mo. Term SOFR + 4.86%)	9.19%	01/31/2028		878	887,006

Ryan LLC (Ryan Tax), Term Loan (1 mo. Term SOFR + 3.50%)	7.82%	11/14/2030		1,356	1,359,114

Socotec (Holding SAS) (France), Term Loan B (1 mo. Term SOFR + 3.75%)	8.05%	06/02/2028		203	204,457

Spin Holdco, Inc., Term Loan (3 mo. Term SOFR + 4.00%)	8.71%	03/04/2028		4,919	4,274,931

Thermostat Purchaser III, Inc.
Delayed Draw Term Loan B (d)	0.00%	08/31/2028		64	64,693

Delayed Draw Term Loan B (3 mo. Term SoFR + 4.25%)	0.00%	08/31/2028		41	41,360

Term Loan B (3 mo. Term SOFR + 4.25%)	8.58%	08/31/2028		818	823,287

UnitedLex Corp., Term Loan (1 mo. Term SOFR + 6.00%) (f)	10.28%	03/20/2027		517	452,834

					48,476,104

Cable & Satellite Television–2.32%
Altice Financing S.A. (Altice-Int’l) (Luxembourg)
Incremental Term Loan (3 mo. EURIBOR + 5.00%)	7.79%	10/31/2027	EUR	278	254,208

Term Loan (3 mo. Term SOFR + 5.00%)	9.30%	10/31/2027		199	172,360

Term Loan B (3 mo. EURIBOR + 5.00%)	7.79%	10/31/2027	EUR	449	410,102

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Cable & Satellite Television–(continued)

Atlantic Broadband Finance LLC (Cogeco)
Incremental Term Loan B-5 (1 mo. Term SOFR + 2.50%)	6.94%	09/01/2028		$77	$75,703

Term Loan B-1 (1 mo. Term SOFR + 3.25%)	7.57%	09/18/2030		686	682,236

Numericable-SFR S.A. (France)
Incremental Term Loan B-13 (6 mo. Term SOFR + 4.00%)	8.68%	08/14/2026		517	451,655
Term Loan B-11 (1 mo. Term SOFR + 2.75%)	7.43%	07/31/2025		114	98,761
Term Loan B-14 (3 mo. EURIBOR + 5.50%)	8.29%	08/15/2028	EUR	1,000	928,755
Telenet - LG, Term Loan AR (1 mo. Term SOFR + 2.11%)	6.43%	04/30/2028		205	200,527

UPC - LG (Sunrise)
Term Loan AAA (1 mo. Term SOFR + 2.50%)	6.79%	02/17/2032		1,293	1,283,198

Term Loan AT (1 mo. Term SOFR + 2.36%)	6.68%	04/30/2028		193	191,795

Virgin Media 02 - LG (United Kingdom)
Term Loan Q (1 mo. Term SOFR + 3.25%)	7.68%	01/31/2029		2,443	2,406,431

Term Loan Y (6 mo. Term SOFR + 3.25%)	7.72%	03/31/2031		881	859,622

Ziggo Vodafone - LG, Term Loan I (1 mo. Term SOFR + 2.11%)	6.93%	04/30/2028		22	21,606

					8,036,959

Chemicals & Plastics–11.68%

A&R Logistics Holdings, Inc. (Quantix)
Incremental Term Loan (3 mo. Term SOFR + 5.65%) (f)	8.71%	08/03/2026		2,017	1,924,087

Incremental Term Loan (3 mo. Term SOFR + 5.65%) (f)	9.96%	08/06/2026		31	29,457

A-Gas Finco, Inc., Term Loan (3 mo. Term SOFR + 5.25%)	9.58%	12/14/2029		1,160	1,029,637

AkzoNobel Chemicals, Term Loan B (3 mo. Term SOFR + 3.25%)	7.55%	04/03/2028		959	966,607

Aruba Investments, Inc., First Lien Term Loan (1 mo. Term SOFR + 4.00%)	8.42%	11/24/2027		149	148,624

Ascend Performance Materials Operations LLC, Term Loan (6 mo. Term SOFR + 4.75%) (Acquired 02/11/2021-02/04/2025; Cost $2,205,364) (g)	9.10%	08/27/2026		2,223	1,147,743

Austin Powder (A-AP Buyer, Inc.), First Lien Term Loan (1 mo. Term SOFR + 3.25%)	7.57%	09/09/2031		519	521,032

Axalta Coating Systems U.S. Holdings, Inc., Term Loan B (3 mo. Term SOFR + 1.75%)	6.08%	12/20/2029		326	326,819

Caldic (Pearls BidCo) (Netherlands), Term Loan B (3 mo. Term SOFR + 4.00%)	8.32%	02/26/2029		773	771,324

Charter NEX US, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	7.31%	12/01/2030		1,418	1,421,671

Chemours Co. (The), Term Loan B-3 (1 mo. Term SOFR + 3.00%)	7.32%	08/18/2028		1,544	1,540,951

Composite Resins Holding B.V. (AOC), Term Loan B (1 mo. Term SOFR + 3.61%)	7.93%	10/15/2028		908	909,840

Derby Buyer LLC (Delrin), Term Loan B (1 mo. Term SOFR + 3.00%)	7.31%	11/01/2030		668	669,852

Discovery Purchaser Corp. (BES)
First Lien Term Loan (3 mo. Term SOFR + 4.38%)	8.67%	10/04/2029		1,515	1,513,346

Second Lien Term Loan (3 mo. Term SOFR + 7.00%)	11.29%	10/04/2030		490	485,545

Eastman Tire Additives (River Buyer, Inc.), First Lien Term Loan (3 mo. Term SOFR + 5.25%) (Acquired 08/12/2021-03/22/2023; Cost $1,342,703) (g)	9.84%	11/01/2028		1,393	917,104

Flint Group (ColourOz Inv) (Germany), PIK Term Loan B, 6.90% PIK Rate, 4.65% Cash Rate (h)	6.90%	12/31/2027		21	3,532

Fortis 333, Inc. (Ineos Composites), Term Loan (e)	–	02/06/2032		515	516,098

Fusion (Fusion UK Holding Ltd. & US HoldCo VAD, Inc.), Term Loan B (3 mo. Term SOFR + 3.75%)	8.09%	12/16/2031		961	956,135

Hasa Intermediate Holdings LLC
Incremental Delayed Draw Term Loan (d)(f)	0.00%	01/10/2029		54	53,957

Incremental Term Loan (3 mo. Term SOFR + 4.50%) (f)	8.83%	01/10/2029		549	547,625

Revolver Loan (d)(f)	0.00%	01/10/2029		194	193,682

Revolver Loan (3 mo. Term SOFR + 4.50%) (f)	8.81%	01/10/2029		68	68,050

INEOS Enterprises Holdings US Finco LLC (United Kingdom), Term Loan B (3 mo. Term SOFR + 3.75%)	8.16%	07/08/2030		986	984,256

Ineos Quattro (STYRO)
Term Loan (1 mo. Term SOFR + 4.25%) (f)	8.57%	10/01/2031		1,977	1,936,994

Term Loan B (1 mo. Term SOFR + 4.25%)	8.67%	04/02/2029		1,148	1,125,153

Term Loan B (1 mo. Term SOFR + 3.75%)	8.17%	03/14/2030		368	355,615

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Chemicals & Plastics–(continued)

Ineos US Finance LLC
Term Loan (1 mo. Term SOFR + 2.50%)	6.92%	11/08/2028		$146	$145,466

Term Loan (1 mo. Term SOFR + 3.25%)	7.57%	02/18/2030		2,023	1,994,546

Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	02/07/2031		1,843	1,819,282

Lummus Technology Holdings V LLC (Illuminate Buyer LLC), Term Loan (1 mo. Term SOFR + 3.00%)	7.32%	12/31/2029		648	651,617

Nouryon Finance B.V., Term Loan B (3 mo. Term SOFR + 3.25%)	7.55%	04/03/2028		934	940,604

Oxea Corp. (OQ Chemicals)
Term Loan (1 mo. Term SOFR + 8.00%)	12.32%	06/22/2025		487	503,975

Term Loan B-2 (3 mo. Term SOFR + 3.60%)	7.90%	12/31/2026		3,152	2,753,778

Potters Industries
Term Loan B (e)	-	12/14/2027		16	16,472

Term Loan B (1 mo. Term SOFR + 3.75%)	8.04%	12/14/2027		592	593,813

PQ Performance Chemicals (Sparta Holdings L.P.), Term Loan (1 mo. Term SOFR + 3.00%)	7.31%	08/02/2030		424	425,855

Proampac PG Borrower LLC, Term Loan (1 mo. Term SOFR + 4.00%)	8.32%	09/15/2028		1,691	1,694,625

Trinseo Materials Operating S.C.A.
Incremental Term Loan (3 mo. Term SOFR + 2.76%)	7.07%	05/03/2028		1,243	717,691

Term Loan (3 mo. Term SOFR + 8.50%) (f)	12.80%	05/03/2028		330	344,970

Term Loan A (3 mo. Term SOFR + 5.22%)	12.79%	05/03/2028		380	395,915

Term Loan B (3 mo. Term SOFR + 8.50%)	12.79%	05/03/2028		2,799	2,913,991

Tronox Finance LLC, Term Loan B (3 mo. Term SOFR + 2.25%)	6.60%	04/04/2029		487	481,667

Univar, Inc.
Term Loan B (e)	-	08/01/2030		71	71,308

Term Loan B (e)	-	08/01/2030		1,528	1,527,027

USALCO LLC
Delayed Draw Term Loan (d)	0.00%	09/30/2031		80	80,526

Term Loan (1 mo. Term SOFR + 4.00%)	8.32%	09/17/2031		778	781,574

W. R. Grace Holdings LLC, Term Loan (3 mo. Term SOFR + 3.25%)	7.58%	09/22/2028		558	558,684

					40,478,122

Clothing & Textiles–1.16%
ABG Intermediate Holdings 2 LLC
Incremental Term Loan (e)	-	02/12/2032		871	866,655

Term Loan B (1 mo. Term SOFR + 2.25%)	6.57%	12/21/2028		2,376	2,375,101

Varsity Brands Holding Co., Inc., Term Loan B (3 mo. Term SOFR + 3.50%)	7.82%	08/26/2031		795	791,519

					4,033,275

Containers & Glass Products–2.64%
Berlin Packaging LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	7.83%	06/07/2031		1,675	1,676,869

Duran Group (Blitz/DWK) (Germany), Term loan C-2 (1 mo. Term SOFR + 5.75%) (Acquired 03/31/2023; Cost $1,969,728) (g)	10.58%	05/31/2026		1,998	1,833,211

Iris Holding, Inc. (Intertape), First Lien Term Loan (e)	-	06/28/2028		291	279,578

Keter Group B.V. (Netherlands), Term Loan (3 mo. Term SOFR + 4.75%) (Acquired 04/29/2024; Cost $1,185,149) (g)	7.36%	12/28/2029	EUR	1,162	1,207,526

Libbey Glass LLC, Term Loan B (3 mo. Term SOFR + 6.65%) (Acquired 11/22/2022-01/23/2025; Cost $2,398,286) (g)	0.00%	11/22/2027		2,483	2,428,211

Mold-Rite Plastics LLC (Valcour Packaging LLC)
Term Loan A-1 (1 mo. Term SOFR + 5.25%)	9.56%	10/04/2028		771	784,598

Term Loan A-2, (1 mo. Term SOFR + 1.60%)	2.25%	10/04/2028		939	819,395

Refresco (Pegasus Bidco B.V.) (Netherlands), Term Loan B (3 mo. Term SOFR + 3.25%)	7.57%	07/12/2029		114	114,311

					9,143,699

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Cosmetics & Toiletries–0.88%

Bausch and Lomb, Inc.
Incremental Term Loan (3 mo. Term SOFR + 4.00%)	8.33%	09/29/2028		$650	$652,729

Term Loan (1 mo. Term SOFR + 3.25%)	7.67%	05/10/2027		2,389	2,384,156

					3,036,885

Drugs–0.40%

Grifols Worldwide Operations USA, Inc., Term Loan B (3 mo. Term SOFR + 2.15%)	6.46%	11/15/2027		1,387	1,377,030

Ecological Services & Equipment–1.32%

Anticimex Global AB (Sweden)
Term Loan B-1 (3 mo. Term SOFR + 3.50%)	7.49%	11/16/2028		70	69,802

Term Loan B-6 (1 mo. Term SOFR + 3.40%)	7.74%	11/16/2028		893	896,999

EnergySolutions LLC, Term Loan (1 mo. Term SOFR + 4.00%)	7.57%	09/20/2030		924	931,154

Erie US Merger Sub, Inc., Term Loan B (e)	-	02/04/2032		838	837,032

Groundworks LLC
Delayed Draw Term Loan (d)	0.00%	03/14/2031		145	144,151

Delayed Draw Term Loan (1 mo. Term SOFR + 3.50%)	3.00%	03/14/2031		27	27,320

Term Loan (1 mo. Term SOFR + 3.50%)	7.31%	03/14/2031		931	927,741

MIP V Waste LLC (GreenWaste), Term Loan (6 mo. Term SOFR + 3.00%)	7.24%	12/08/2028		144	144,530

Tidal Waste & Recycling Holdings LLC (Coastal Waste & Recyling), Term Loan (3 mo. Term SOFR + 3.50%)	7.83%	10/03/2031		584	587,034

					4,565,763

Electronics & Electrical–8.87%

Applied Systems, Inc., First Lien Term Loan (3 mo. Term SOFR + 3.00%)	7.08%	02/24/2031		78	78,197

AQA Acquisition Holding, Inc. (SmartBear), Term Loan B (1 mo. Term SOFR + 4.00%)	8.29%	03/03/2028		492	496,509

Boxer Parent Co., Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	7.29%	07/30/2031		933	932,661

ConnectWise LLC, Term Loan (3 mo. Term SOFR + 3.50%)	8.09%	10/01/2028		452	452,902

E2Open LLC, Term Loan (1 mo. Term SOFR + 3.50%)	7.94%	02/04/2028		71	70,742

EverCommerce, Term Loan B (1 mo. Term SOFR + 3.25%)	6.82%	07/06/2028		495	497,990

Exclusive Group
Term Loan (e)(f)	-	12/05/2031		244	244,413

Term Loan (e)(f)	-	12/14/2031		489	490,663

GoTo Group, Inc. (LogMeIn)
First Lien Term Loan (1 mo. Term SOFR + 4.75%)	9.19%	04/30/2028		2,957	2,746,945

Second Lien Term Loan (1 mo. Term SOFR + 4.75%)	9.19%	04/30/2028		1,621	798,177

Idemia Group S.A.S. (Oberthur Tech/Morpho/OBETEC), Term Loan B-5 (3 mo. Term SOFR + 4.25%)	8.58%	09/30/2028		1,571	1,582,906

Infinite Electronics
First Lien Incremental Term Loan (1 mo. Term SOFR + 6.25%) (f)	10.57%	03/02/2028		215	213,975

First Lien Term Loan (3 mo. Term SOFR + 3.25%)	8.30%	03/02/2028		1,203	1,144,636

Second Lien Term Loan (3 mo. Term SOFR + 7.00%)	11.55%	03/02/2029		253	223,234

Informatica Corp., Term Loan B (1 mo. Term SOFR + 2.25%) (f)	6.57%	10/27/2028		538	538,260

Instructure Holdings, Inc., Second Lien Term Loan (3 mo. Term SOFR + 5.00%)	9.32%	09/10/2032		371	376,749

ION Corp. (Helios Software), Term Loan (3 mo. Term SOFR + 3.50%)	7.83%	07/18/2030		414	416,417

Learning Pool (Brook Bidco Ltd.)
Term Loan (3 mo. GBP SONIA + 7.03%) (f)	11.98%	08/17/2028	GBP	375	453,666

Term Loan (3 mo. Term SOFR + 7.39%) (f)	12.01%	08/17/2028		499	478,709

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Electronics & Electrical–(continued)
Mavenir Systems, Inc.
Delayed Draw Term Loan (6 mo. Term SOFR + 10.00%) (f)	14.44%	03/14/2025		$31	$43,541

Incremental Term Loan (3 mo. Term SOFR + 9.87%) (f)	14.23%	03/14/2025		94	133,650

Incremental Term Loan (3 mo. Term SOFR + 9.87%) (f)	14.40%	03/14/2025		46	65,156

Incremental Term Loan (3 mo. Term SOFR + 10.00%) (Acquired 11/26/2024-12/05/2024; Cost $123,388) (f)(g)	14.42%	03/14/2025		125	177,282

Term Loan (3 mo. Term SOFR + 10.00%) (Acquired 09/30/2024; Cost $95,882) (f)(g)	14.25%	03/14/2025		97	135,266

Term Loan B (3 mo. Term SOFR + 4.75%) (Acquired 08/13/2021-10/31/2022; Cost $1,338,118) (f)(g)	9.32%	08/18/2028		1,378	275,613

McAfee Enterprise, Term Loan (3 mo. Term SOFR + 6.25%)	10.54%	07/27/2028		738	752,151

Natel Engineering Co., Inc., Term Loan (1 mo. Term SOFR + 6.36%)	10.69%	04/30/2026		2,176	2,054,900

Native Instruments (Music Creation Group GmbH/APTUS) (Germany), Term Loan B (3 mo. EURIBOR + 6.00%)
(Acquired 01/14/2022-12/09/2024; Cost $898,957) (f)(g)	1.50%	03/03/2028	EUR	796	684,213

Particle Luxembourg S.a.r.l. (WebPros) (Netherlands), Term Loan B (1 mo. Term SOFR + 4.00%)	8.07%	03/28/2031		962	971,806

Proofpoint, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	08/31/2028		2,666	2,675,943

Quest Software US Holdings, Inc., First Lien Term Loan (3 mo. Term SOFR + 4.25%)
(Acquired 01/20/2022; Cost $2,279,028) (g)	8.69%	02/01/2029		2,293	1,524,948

Renaissance Holding Corp., Term Loan (1 mo. Term SOFR + 4.00%)	8.32%	04/05/2030		658	642,563

SonicWall U.S. Holdings, Inc.
First Lien Term Loan (3 mo. Term SOFR + 5.00%)	9.33%	05/18/2028		1,304	1,293,570

Second Lien Term Loan (3 mo. Term SOFR + 7.65%)	11.98%	05/18/2026		269	256,302

STG-Fairway Acquisitions, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	7.57%	10/31/2031		1,082	1,085,711

Ultimate Software Group, Inc., First Lien Term Loan (3 mo. Term SOFR + 3.50%)	7.30%	02/10/2031		1,672	1,673,699

UST Holdings Ltd., Term Loan B (1 mo. Term SOFR + 3.75%)	7.32%	11/20/2028		1,120	1,125,519

Utimaco (SGT Ultimate BidCo GmbH) (Germany)
Term Loan B-1 (3 mo. EURIBOR + 6.25%) (f)	8.94%	05/31/2029	EUR	1,940	1,903,535

Term Loan B-2 (3 mo. EURIBOR + 6.51%) (f)	10.82%	05/31/2029		1,089	1,033,148

					30,746,267

Financial Intermediaries–1.81%
AssuredPartners, Inc., Term Loan B-5 (1 mo. Term SOFR + 3.50%)	7.82%	02/14/2031		873	874,207

Broadstreet Partners, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	7.32%	06/13/2031		1,124	1,124,821

Edelman Financial Center LLC (The)
First Lien Term Loan (1 mo. Term SOFR + 3.00%)	7.32%	04/07/2028		209	210,015

Second Lien Term Loan (1 mo. Term SOFR + 5.25%)	9.57%	10/06/2028		100	100,782

Eisner Advisory Group LLC, Incremental Term Loan (1 mo. Term SOFR + 4.00%)	8.32%	02/28/2031		452	453,955

Grant Thornton Advisors LLC
Delayed Draw Term Loan (d)	0.00%	06/02/2031		32	32,210

Term Loan B (3 mo. Term SOFR + 2.75%)	7.06%	06/02/2031		931	930,292

LendingTree, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	8.44%	09/15/2028		1,481	1,478,504

Tegra118 Wealth Solutions, Inc., Term Loan (3 mo. Term SOFR + 4.00%)	8.32%	02/18/2027		829	819,968

Tricor (Thevelia/Vistra-Virtue), Term Loan (3 mo. Term SOFR + 3.01%)	7.33%	06/18/2029		234	235,078

					6,259,832

Food Products–3.67%
Arnott’s (Snacking Investments US LLC), Term Loan (3 mo. Term SOFR + 4.00%)	8.30%	12/18/2026		988	995,247

Biscuit Holding S.A.S. (BISPOU/Cookie Acq) (France), Term Loan B (6 mo. EURIBOR + 4.00%)	7.16%	02/12/2027	EUR	2,163	2,224,571

BrightPet (AMCP Pet Holdings, Inc.)
Revolver Loan (3 mo. Term SOFR + 7.15%) (f)	11.45%	10/05/2026		341	322,587

Term Loan (3 mo. USD LIBOR + 6.40%) (f)	3.00%	10/05/2026		2,302	2,175,666

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Food Products–(continued)
Florida Food Products LLC
First Lien Term Loan (3 mo. Term SOFR + 5.00%) (f)	9.33%	10/18/2028		$410	$352,700

First Lien Term Loan (3 mo. Term SOFR + 5.00%)	9.59%	10/18/2028		2,998	2,571,975

Second Lien Term Loan (3 mo. Term SOFR + 8.26%) (f)	12.59%	10/18/2029		609	402,096

Nomad Foods Ltd. (United Kingdom), Term Loan B-5 (6 mo. Term SOFR + 3.00%)	6.97%	11/12/2029		970	973,239

Sigma Holdco B.V. (Netherlands), Term Loan B-10 (6 mo. Term SOFR + 4.41%)	8.87%	01/03/2028		2,313	2,317,973

Solina Group Services (Powder Bidco), Term Loan B (1 mo. Term SOFR + 3.25%)	7.64%	03/07/2029		383	385,737

					12,721,791

Food Service–0.75%
Areas (Pax Midco Spain) (Spain), Term Loan B (3 mo. Term SOFR + 4.00%)	6.52%	12/31/2029	EUR	1,821	1,897,238

IRB Holding Corp., Term Loan B (1 mo. Term SOFR + 2.50%)	6.82%	12/15/2027		408	407,831

Selecta Group B.V. (Switzerland)
Term Loan (f)	7.72%	05/22/2025	EUR	144	150,051

Term Loan (f)	13.72%	05/22/2025	EUR	116	120,040

Term Loan (f)	13.72%	05/22/2025	EUR	29	30,010

					2,605,170

Forest Products–0.21%
NewLife Forest Restoration LLC, Term Loan (e)(f)	-	04/10/2029		732	732,344

Health Care–4.83%
Acacium (Impala Bidco Ltd.)
Incremental Term Loan B (1 mo. Term SOFR + 5.25%)	9.19%	06/08/2028		590	471,351

Term Loan B (1 mo. GBP SONIA + 4.75%)	9.45%	06/08/2028	GBP	295	298,806

Ascend Learning LLC
Second Lien Term Loan (1 mo. Term SOFR + 5.75%)	10.17%	12/10/2029		392	391,942

Term Loan (1 mo. Term SOFR + 3.00%)	7.32%	12/10/2028		485	482,011

Bracket Intermediate Holding Corp. (Signant), Term Loan B (3 mo. Term SOFR + 4.25%)	8.58%	05/08/2028		571	576,102

Cerba (Chrome Bidco) (France), Incremental Term Loan C (3 mo. EURIBOR + 3.95%)	6.50%	02/16/2029	EUR	248	236,550

Certara Holdco, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	06/26/2031		435	437,032

Concentra Health Services, Inc., Term Loan B (1 mo. Term SOFR + 2.25%) (f)	6.57%	07/28/2031		115	115,513

Ethypharm (Financiere Verdi, Orphea Ltd.) (France), Term Loan B (3 mo. GBP SONIA + 4.50%)	9.20%	04/17/2028	GBP	371	450,624

Global Medical Response, Inc., Term Loan (1 mo. Term SOFR + 5.00%)	9.79%	10/31/2028		1,334	1,334,967

HC Group Holdings III, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	6.57%	10/25/2028		19	19,498

International SOS L.P. (AEA International), Term Loan B (3 mo. Term SOFR + 2.75%) (f)	7.08%	09/07/2028		705	704,321

IVC Evidensia (Indep Vetcare Group) (United Kingdom), Term Loan B (3 mo. Term SOFR + 3.75%)	8.04%	12/06/2028		189	189,957

Lanai Holdings III, Inc. (Performance Health), Term Loan B (e)(f)	-	02/28/2032		641	634,981

LSCS Holdings, Inc. (Eversana)
Term Loan (e)	-	12/16/2028		182	182,725

Term Loan (e)	-	02/20/2032		663	662,911

MB2 Dental Solutions LLC
Delayed Draw Term Loan (d)(f)	0.00%	02/13/2031		44	44,434

Delayed Draw Term Loan (d)(f)	0.00%	02/13/2031		189	190,157

Delayed Draw Term Loan (1 mo. Prime + 4.50%) (f)	1.00%	02/13/2031		49	48,734

Delayed Draw Term Loan (3 mo. Term SOFR + 5.50%) (f)	9.82%	02/13/2031		98	98,901

Revolver Loan (d)(f)	0.00%	02/13/2031		31	30,426

Revolver Loan (1 mo. Prime + 4.50%) (f)	12.00%	02/13/2031		17	17,115

Term Loan (1 mo. Term SOFR + 5.50%) (f)	9.82%	02/13/2031		681	684,744

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Health Care–(continued)
MedAssets Software Intermediate Holdings, Inc. (nThrive TSG)
First Lien Term Loan (1 mo. Term SOFR + 5.25%)	9.57%	12/17/2028		$188	$188,059

Term Loan (1 mo. Term SOFR + 4.00%)	8.32%	12/17/2028		743	724,193

Term Loan (1 mo. Term SOFR + 4.11%)	8.43%	12/17/2028		780	673,709

Term Loan (1 mo. Term SOFR + 6.86%)	11.18%	12/17/2029		54	38,613

MJH Healthcare Holdings LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	7.67%	01/28/2029		105	104,754

Neuraxpharm (Cerebro BidCo/Blitz F20-80 GmbH) (Germany)
Term Loan B-1 (3 mo. EURIBOR + 3.75%)	6.36%	12/15/2027	EUR	138	144,608

Term Loan B-2 (3 mo. EURIBOR + 3.75%)	6.36%	12/15/2027	EUR	80	83,532

Organon & Co., Term Loan (1 mo. Term SOFR + 2.25%)	6.57%	05/19/2031		906	905,358

R1 RCM, Inc.
Delayed Draw Term Loan B (d)	0.00%	10/24/2031		129	128,417

Term Loan B (1 mo. Term SOFR + 3.25%)	7.57%	10/24/2031		1,804	1,797,843

Sharp Services LLC, Term Loan B (3 mo. Term SOFR + 3.25%)	7.58%	12/31/2028		148	148,152

Southern Veterinary Partners LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	7.71%	12/11/2031		1,255	1,257,677

Summit Behavioral Healthcare LLC, Term Loan B (3 mo. Term SOFR + 4.25%)	8.57%	11/24/2028		318	272,347

TEAM Services Group LLC, Term Loan B (1 mo. Term SOFR + 5.25%)	9.54%	12/20/2027		843	828,906

TTF Holdings LLC (Soliant), Term Loan B (1 mo. Term SOFR + 3.75%)	8.00%	07/18/2031		1,055	1,059,930

Waystar Technologies, Inc., First Lien Term Loan (1 mo. Term SOFR + 2.25%)	6.57%	10/22/2029		33	33,063

Zelis Cost Management Buyer, Inc., Term Loan B-2 (1 mo. Term SOFR + 2.75%)	7.07%	09/28/2029		43	42,768

					16,735,731

Home Furnishings–2.23%
Hilding Anders AB (Sweden)
Term Loan (6 mo. EURIBOR + 10.00%)
(Acquired 04/27/2023-07/17/2023; Cost $18,646) (f)(g)	12.89%	12/31/2026	EUR	17	17,513

Term Loan (3 mo. EURIBOR + 10.00%)
(Acquired 09/26/2023-10/30/2023; Cost $24,599) (f)(g)	12.89%	12/31/2026	EUR	23	24,134

Hunter Douglas Holding B.V., Term Loan B (3 mo. Term SOFR + 3.25%)	7.55%	01/14/2032		435	433,045

Kidde Global Solutions, Term Loan B (1 mo. Term SOFR + 4.25%)	8.56%	10/02/2031		920	901,392

Serta Simmons Bedding LLC
First Lien Term Loan (3 mo. Term SOFR + 7.61%) (f)	11.90%	06/29/2028		97	97,139

Term Loan (3 mo. Term SOFR + 7.61%)	11.94%	06/29/2028		1,375	1,291,929

SIWF Holdings, Inc.
First Lien Term Loan (d)	0.00%	12/19/2029		288	291,787

Term Loan (1 mo. Term SOFR + 4.41%)	8.44%	10/06/2028		2,015	1,737,831

Term Loan (1 mo. Term SOFR + 4.50%)	8.82%	12/19/2029		216	218,840

Tempur Sealy International, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.82%	10/03/2031		1,464	1,466,046

Weber-Stephen Products LLC
Incremental Term Loan B (1 mo. Term SOFR + 4.25%)	8.67%	10/30/2027		307	306,175

Term Loan B (1 mo. Term SOFR + 3.25%)	7.69%	10/30/2027		957	951,595

					7,737,426

Industrial Equipment–3.87%
Alliance Laundry Systems LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	7.07%	08/19/2031		1,576	1,580,507

Chart Industries, Inc., Term Loan B (3 mo. Term SOFR + 2.50%)	6.81%	03/15/2030		419	420,124

Crosby US Acquisition Corp., Term Loan (1 mo. Term SOFR + 3.50%)	7.82%	08/16/2029		244	245,177

Deliver Buyer, Inc. (MHS Holdings), Term Loan B (6 mo. Term SOFR + 5.50%)	9.76%	06/01/2029		373	314,756

DXP Enterprises, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	8.07%	10/11/2030		889	895,180

EMRLD Borrower L.P. (Copeland)
Incremental Term Loan B (3 mo. Term SOFR + 2.50%)	6.83%	08/04/2031		543	542,148

Term Loan B (1 mo. Term SOFR + 2.50%)	6.93%	05/31/2030		384	383,196

John Bean Technologies Corp., Term Loan B (1 mo. Term SOFR + 2.25%)	6.67%	10/09/2031		236	237,156

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Industrial Equipment–(continued)
Kantar (Summer BC Bidco/KANGRP) (Luxembourg)
Term Loan (e)	-	02/15/2029		$258	$258,742

Term Loan B (3 mo. EURIBOR + 4.50%)	7.42%	01/31/2029	EUR	562	586,371

Term Loan B (3 mo. Term SOFR + 4.50%)	7.42%	01/31/2029	EUR	137	143,002

Term Loan B (3 mo. Term SOFR + 5.26%)	9.59%	02/15/2029		1,163	1,166,496

Minimax (-Viking GmbH, -MX Holdings US, Inc.)
Term Loan (e)	-	02/17/2032		564	564,682

Term Loan B-1D (1 mo. Term SOFR + 2.75%)	7.21%	07/31/2028		255	255,945

Tank Holding Corp.
Revolver Loan (d)(f)	0.00%	03/31/2028		230	222,818

Term Loan (1 mo. Term SOFR + 6.00%)	10.25%	03/31/2028		2,521	2,441,713

Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B-2 (6 mo. Term SOFR + 3.50%)	7.74%	04/30/2030		1,260	1,262,616

Victory Buyer LLC (Vantage Elevator)
First Lien Term Loan (1 mo. Term SOFR + 3.75%)	8.19%	11/19/2028		1,769	1,721,519

Second Lien Term Loan (1 mo. Term SOFR + 7.00%) (f)	11.44%	11/19/2029		165	153,413

					13,395,561

Insurance–3.48%
Acrisure LLC, Term Loan B-6 (1 mo. Term SOFR + 3.00%)	7.32%	11/06/2030		2,544	2,546,246

Alliant Holdings Intermediate LLC, Term Loan B (1 mo. Term SOFR + 3.00%)	7.07%	09/19/2031		2,267	2,266,164

AmWINS Group, Inc., Term Loan B (1 mo. Term SOFR + 2.25%)	6.57%	01/23/2032		1,134	1,132,920

FrontDoor, Inc., Term Loan B (1 mo. Term SOFR + 2.25%)	6.57%	12/16/2031		276	277,664

HUB International Ltd., Term Loan B (3 mo. Term SOFR + 2.50%)	6.79%	06/20/2030		1,003	1,004,574

Ryan Specialty Group LLC, Term Loan B (1 mo. Term SOFR + 2.25%)	6.57%	09/15/2031		258	258,775

Sedgwick Claims Management Services, Inc., Term Loan (1 mo. Term SOFR + 3.00%)	7.31%	07/31/2031		2,462	2,466,000

Truist Insurance Holdings, Term Loan B (3 mo. Term SOFR + 2.75%)	7.08%	05/06/2031		570	571,055

USI, Inc.
Term Loan B (1 mo. Term SOFR + 2.25%)	6.58%	11/23/2029		832	830,253

Term Loan B (3 mo. Term SOFR + 2.25%)	6.58%	09/27/2030		708	705,780

					12,059,431

Leisure Goods, Activities & Movies–3.85%
Carnival Corp.
Term Loan (1 mo. Term SOFR + 2.00%)	6.32%	08/08/2027		41	41,420

Term Loan B (1 mo. Term SOFR + 2.00%)	6.32%	10/18/2028		554	556,187

Crown Finance US, Inc., Term Loan B (1 mo. Term SOFR + 5.25%)	9.56%	12/02/2031		2,611	2,607,758

Fitness International LLC, Term Loan B (3 mo. Term SOFR + 5.25%)	9.57%	02/05/2029		1,047	1,062,190

GBT Group Servicers B.V. (fka Global Business Travel Holdings Ltd.) (United Kingdom), Term Loan B (1 mo. Term SOFR + 2.50%)	6.80%	07/25/2031		1,013	1,012,980

Lakeland Tours LLC, Term Loan (f)	8.00%	09/25/2027		370	18,485

LC Ahab US Bidco LLC, Term Loan B (e)(f)	-	05/01/2031		401	401,887

Nord Anglia Education (Hong Kong), Term Loan (1 mo. Term SOFR + 3.25%)	7.50%	01/09/2032		1,403	1,413,557

Scenic (Columbus Capital B.V.) (Netherlands), Term Loan (3 mo. EURIBOR + 3.75%)
(Acquired 02/16/2024; Cost $1,943,356) (g)	6.48%	03/05/2027	EUR	1,957	2,011,691

Seaworld Parks & Entertainment, Inc., Term Loan B-2 (1 mo. Term SOFR + 2.00%)	6.32%	11/19/2031		710	708,900

Spring Education Group, Inc., Term Loan (3 mo. Term SOFR + 4.50%)	8.33%	10/04/2030		238	239,702

US Fitness LLC
Delayed Draw Term Loan (d)(f)	0.00%	09/04/2031		164	162,717

Revolver Loan (d)(f)	0.00%	09/04/2030		294	290,537

Term Loan B (3 mo. Term SOFR + 5.50%) (f)	9.80%	09/04/2031		1,323	1,316,375

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Leisure Goods, Activities & Movies–(continued)
Vue International Bidco PLC (United Kingdom)
Second Lien Term Loan (6 mo. EURIBOR + 8.10%)
(Acquired 02/20/2024-10/08/2024; Cost $ 254,807) (f)(g)	3.05%	12/31/2027	EUR	363	$250,396

Term Loan (6 mo. EURIBOR + 8.00%)
(Acquired 02/21/2024-10/08/2024; Cost $ 111,858) (g)	11.05%	06/30/2027	EUR	107	116,463

Term Loan (6 mo. EURIBOR + 8.10%)
(Acquired 02/20/2024-10/08/2024; Cost $ 236,781) (g)	3.05%	12/31/2027	EUR	224	232,581

World Choice Investments, Term Loan B (1 mo. Term SOFR + 4.75%)	9.07%	08/13/2031		$885	892,588

					13,336,414

Lodging & Casinos–2.88%
Aimbridge Acquisition Co., Inc.
First Lien Term Loan (e)	-	02/02/2026		896	604,494

First Lien Term Loan (e)	-	02/02/2026		1,105	745,846

Caesars Entertainment, Inc.
Incremental Term Loan B (1 mo. Term SOFR + 3.25%)	6.56%	02/06/2030		1,141	1,142,923

Term Loan (1 mo. Term SOFR + 2.75%)	6.56%	02/06/2031		1,781	1,786,292

Fertitta Entertainment LLC (Golden Nugget), Term Loan (1 mo. Term SOFR + 3.75%)	7.82%	01/27/2029		1,333	1,335,164

GVC Finance LLC, Term Loan B (3 mo. Term SOFR + 2.75%)	7.08%	10/31/2029		2,188	2,193,729

Hilton Grand Vacations Borrower LLC, Term Loan (1 mo. Term SOFR + 3.00%)	6.32%	08/02/2028		757	758,174

Red Rock Resorts, Term Loan B (1 mo. Term SOFR + 2.25%)	6.32%	03/14/2031		511	511,309

Travel + Leisure Co., Term Loan B (1 mo. Term SOFR + 2.50%)	6.82%	12/14/2029		884	886,342

					9,964,273

Nonferrous Metals & Minerals–1.23%
AZZ, Inc., Term Loan (1 mo. Term SOFR + 2.50%)	6.82%	05/14/2029		696	701,331

Covia Holdings Corp., Term Loan (e)	-	02/13/2032		1,416	1,419,091

Form Technologies LLC, Term Loan (3 mo. Term SOFR + 3.75%)	10.04%	05/30/2030		1,056	1,055,101

SCIH Salt Holdings, Inc. (Kissner Group), First Lien Incremental Term Loan B-1 (1 mo. Term SOFR + 4.00%)	7.29%	01/31/2029		1,094	1,094,504

					4,270,027

Oil & Gas–2.83%
Brazos Delaware II LLC, Term Loan B (6 mo. Term SOFR + 3.50%)	7.82%	02/11/2030		372	374,123

EPIC Crude Services L.P., Term Loan B (3 mo. Term SOFR + 3.00%)	7.30%	10/10/2031		626	628,755

GIP Pilot Acquisition Partners, L.P. (Global Infrastructure), Term Loan B (3 mo. Term SOFR + 2.00%)	6.30%	10/04/2030		581	581,321

ITT Holdings LLC (IMTT), Term Loan B (1 mo. Term SOFR + 3.00%)	7.07%	10/11/2030		596	597,790

McDermott International Ltd.
LOC (d)	0.00%	06/30/2027		1,361	938,792

LOC (6 mo. Term SOFR + 4.26%) (f)	0.00%	06/30/2027		786	467,689

PIK Term Loan, 3.00% PIK Rate, 5.44% Cash Rate (h)	3.00%	12/31/2027		635	275,356

Term Loan (1 mo. Term SOFR + 3.00%)	7.44%	06/30/2027		135	71,301

Par Petroleum LLC and Par Petroleum Finance Corp. (Par Pacific), Term Loan B (3 mo. Term SOFR + 3.75%)	8.04%	02/28/2030		924	922,355

PG Investment Co. 59 S.a.r.l./URSA Minor US Bidco LLC (Rosen), Term Loan B (3 mo. Term SOFR + 3.50%)	7.33%	03/26/2031		734	737,358

Planet US Buyer LLC (Wood Mackenzie), Term Loan (3 mo. Term SOFR + 3.50%)	7.32%	02/07/2031		74	74,136

Rockpoint Gas Storage Partners L.P. (Canada), Term Loan B (3 mo. Term SOFR + 3.50%)	7.81%	09/12/2031		1,157	1,162,501

Rockwood Service Corp., Term Loan B (1 mo. Term SOFR + 2.75%)	7.07%	07/30/2031		212	213,268

Third Coast Super Holdings LLC, Term Loan B (1 mo. Term SOFR + 4.25%)	8.57%	09/25/2030		1,585	1,586,684

TransMontaigne Partners LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	7.57%	11/17/2028		1,165	1,173,888

					9,805,317

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Publishing–3.21%
Adtalem Global Education, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	7.07%	08/12/2028		$188	$189,226

Cengage Learning, Inc., Term Loan B (1 mo. Term SOFR + 3.50%)	7.82%	03/22/2031		2,358	2,358,607

Century DE Buyer LLC (Simon & Schuster), First Lien Term Loan (3 mo. Term SOFR + 3.50%)	7.79%	10/30/2030		1,074	1,078,212

Dotdash Meredith, Inc., Term Loan B (1 mo. Term SOFR + 3.50%)	7.81%	12/01/2028		2,364	2,381,455

Harbor Purchaser, Inc. (Houghton Mifflin Harcourt)
First Lien Term Loan B (1 mo. Term SOFR + 5.25%)	9.67%	04/09/2029		2,217	2,146,621

Second Lien Term Loan B (1 mo. Term SOFR + 8.00%)	12.82%	04/08/2030		1,115	1,105,851

McGraw-Hill Education, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	7.55%	08/06/2031		1,522	1,532,397

Micro Holding L.P., First Lien Incremental Term Loan (1 mo. Term SOFR + 4.25%)	8.57%	05/03/2028		345	337,858

					11,130,227

Radio & Television–0.21%
iHeartCommunications, Inc., Term Loan (1 mo. Term SOFR + 6.04%)	10.39%	05/01/2029		569	487,494

Univision Communications, Inc., First Lien Term Loan (1 mo. Term SOFR + 3.25%)	7.69%	01/31/2029		261	256,163

					743,657

Retailers (except Food & Drug)–1.91%
Action Holding B.V. (Peer Holdings) (Netherlands)
Term Loan B-4 (3 mo. Term SOFR + 3.25%)	7.58%	10/28/2030		1,164	1,167,828

Term Loan B-5 (3 mo. Term SOFR + 2.53%)	7.33%	07/01/2031		838	841,184

Bass Pro Group LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	7.57%	01/31/2032		2,730	2,741,961

CNT Holdings I Corp. (1-800 Contacts), Term Loan B (3 mo. Term SOFR + 2.50%)	6.80%	11/08/2032		1,441	1,439,369

Savers, Inc., Term Loan (1 mo. Term SOFR + 5.50%)	8.08%	04/26/2028		422	422,752

					6,613,094

Surface Transport–1.15%
First Student Bidco, Inc.
Term Loan B (3 mo. Term SOFR + 2.50%)	6.89%	07/21/2028		270	270,320

Term Loan B-2 (3 mo. Term SOFR + 2.50%)	6.89%	07/21/2028		989	988,599

Term Loan C (3 mo. Term SOFR + 2.50%)	6.89%	07/21/2028		92	91,790

Hurtigruten Group AS (Explorer II AS) (Norway)
Term Loan (6 mo. EURIBOR + 7.50%)	10.05%	01/30/2030	EUR	680	715,671

Term Loan (6 mo. EURIBOR + 8.00%)	10.47%	07/30/2030	EUR	211	199,085

Patriot Rail Co. LLC, Term Loan (e)(f)	–	03/01/2032		326	327,305

PODS LLC, Incremental Term Loan (3 mo. Term SOFR + 4.00%) (f)	8.55%	03/31/2028		971	873,553

STG Distribution LLC, Term Loan (1 mo. Term SOFR + 8.35%) (f)	12.66%	10/03/2029		503	505,231

					3,971,554

Telecommunications–4.24%
Avaya, Inc., Term Loan (1 mo. Term SOFR + 7.50%)	0.00%	08/01/2028		463	385,214

CCI Buyer, Inc. (Consumer Cellular), First Lien Term Loan (3 mo. Term SOFR + 3.75%)	8.33%	12/17/2027		2,855	2,869,480

Cincinnati Bell, Inc., Term Loan B-4 (1 mo. Term SOFR + 2.75%)	7.07%	11/22/2028		18	17,999

Crown Subsea Communications Holding, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	8.31%	01/30/2031		1,932	1,944,051

Genesys Cloud Services Holdings I LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.82%	01/26/2032		208	207,695

II-VI, Inc., Term Loan B (1 mo. Term SOFR + 2.00%)	6.32%	07/02/2029		70	70,337

Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. Term SOFR + 4.50%)	8.82%	09/27/2029		1,517	1,328,282

Iridium Satellite LLC, Term Loan B (1 mo. Term SOFR + 2.25%)	6.57%	09/20/2030		100	98,622

Level 3 Financing, Inc.
Term Loan B-1 (e)	–	04/13/2029		523	529,633

Term Loan B-2 (1 mo. Term SOFR + 6.56%)	10.88%	04/15/2030		1,611	1,630,594

Lumen Technologies, Inc.
Term Loan B-1 (1 mo. Term SOFR + 2.35%)	6.79%	04/15/2030		1	411

Term Loan B-2 (1 mo. Term SOFR + 2.35%)	6.79%	04/15/2029		114	107,391

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value

Telecommunications–(continued)
Midcontinent Communications, Term Loan B (1 mo. Term SOFR + 2.50%)	9.00%	08/13/2031	$76	$76,047

MLN US HoldCo LLC
First Lien Term Loan B (e)	-	11/30/2025	51	469

Second Lien Term Loan B (e)	-	11/30/2026	35	244

MLN US HoldCo LLC (dba Mitel)
Revolver Loan (e)(f)	-	11/29/2025	768	223,954

Revolver Loan (d)(f)	0.00%	11/29/2025	18	5,290

Second Lien Term Loan B-1 (e)	-	10/18/2027	3,536	57,475

Term Loan (e)	-	10/18/2027	1,566	903,112

Third Lien Term Loan (e)	-	10/18/2027	1,357	19,784

Telesat LLC, Term Loan B-5 (3 mo. Term SOFR + 3.01%)	7.32%	12/07/2026	1,730	1,036,306

U.S. TelePacific Corp., Third Lien Term Loan (e)(f)	-	05/02/2027	151	0

ViaSat, Inc., Term Loan B (1 mo. Term SOFR + 4.50%)	8.93%	05/30/2030	822	731,590

Voyage Digital (NC) Ltd. (New Zealand), Term Loan (3 mo. Term SOFR + 3.25%) (f)	7.57%	05/11/2029	946	953,099

Windstream Services LLC, Term Loan B (1 mo. Term SOFR + 4.75%) (f)	9.17%	09/25/2031	1,469	1,477,664

				14,674,743

Utilities–4.01%
Alpha Generation LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	7.07%	09/30/2031	1,145	1,149,381

Brookfield WEC Holdings, Inc., First Lien Term Loan (1 mo. Term SOFR + 2.75%)	6.56%	01/27/2031	1,504	1,502,833

Calpine Corp.
Term Loan B-10 (1 mo. Term SOFR + 2.00%)	6.07%	01/31/2031	39	39,446

Term Loan B-5 (1 mo. Term SOFR + 1.75%)	6.07%	12/16/2027	315	315,418

Cornerstone Generation LLC, Term Loan B (e)	-	10/28/2031	1,310	1,315,352

Covanta Holding Corp.
Term Loan B (1 mo. Term SOFR + 2.50%)	6.81%	11/30/2028	528	529,385

Term Loan C (1 mo. Term SOFR + 2.50%)	6.81%	11/30/2028	29	29,073

Eastern Power LLC, Term Loan (1 mo. Term SOFR + 5.25%)	9.57%	04/03/2028	731	731,177

Edgewater Generation, Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	08/01/2030	968	972,594

Hamilton Projects Acquiror LLC, Term Loan B (1 mo. Term SOFR + 0.30%)	7.32%	05/22/2031	355	356,544

KAMC Holdings, Inc. (Franklin Energy Group)
First Lien Term Loan B (3 mo. Term SOFR + 4.26%) (Acquired 08/14/2019-10/23/2024; Cost $881,272) (g)	8.57%	08/14/2026	901	887,185

Incremental Term Loan (3 mo. Term SOFR + 4.26%) (Acquired 12/17/2024; Cost $73,891) (f)(g)	8.57%	08/14/2026	75	73,762

Lightning Power LLC, Term Loan B (3 mo. Term SOFR + 3.25%)	6.58%	08/16/2031	1,699	1,697,438

Lightstone Holdco LLC
Term Loan B (3 mo. Term SOFR + 5.75%)	10.04%	01/29/2027	2,522	2,552,582

Term Loan C (3 mo. Term SOFR + 5.75%)	10.04%	01/29/2027	143	144,374

Talen Energy Supply LLC
Incremental Term Loan (1 mo. Term SOFR + 2.50%)	6.82%	12/13/2031	581	582,313

Term Loan B (1 mo. Term SOFR + 2.50%)	6.82%	05/17/2030	1,006	1,008,659

				13,887,516

Total Variable Rate Senior Loan Interests (Cost $382,232,911)				362,592,675

			Shares
Common Stocks & Other Equity Interests–7.01% (i)
Aerospace & Defense–0.37%
IAP Worldwide Services, Inc. (Acquired 07/18/2014-02/08/2019; Cost $587,458) (f)(g)			342	0

IAP Worldwide Services, Inc. (f)(j)			1,850,312	999,168

IAP Worldwide Services, Inc. (f)(j)			296,283	296,283

				1,295,451

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Senior Loan Fund

	Shares	Value

Automotive–0.02%
Cabonline, Class D (Sweden) (f)	42,364,958	$53,118

Cabonline, Class D1 (Acquired 10/30/2023; Cost $1) (Sweden) (f)(g)	1,490,997	139

Cabonline, Class D2 (Sweden) (f)	1,272,507	60

		53,317

Building & Development–0.00%
Lake at Las Vegas Joint Venture LLC, Class A (Acquired 07/15/2010; Cost $7,938,060) (f)(g)	780	0

Lake at Las Vegas Joint Venture LLC, Class B (Acquired 07/15/2010; Cost $93,975) (f)(g)	9	0

		0

Business Equipment & Services–2.71%
Monitronics International, Inc. (Acquired 06/30/2023; Cost $1,635,945) (f)(g)	81,269	2,818,409

My Alarm Center LLC, Class A (Acquired 03/09/2021-05/17/2024; Cost $2,230,682) (f)(g)	25,611	6,560,749

		9,379,158

Chemicals & Plastics–0.00%
Flint Group (ColourOz Inv), Class A (Germany) (f)	15,366	0

Containers & Glass Products–0.03%
Libbey Glass LLC (Acquired 11/13/2020-02/10/2022; Cost $32,297) (f)(g)	7,940	104,490

Electronics & Electrical–0.09%
Diebold Nixdorf, Inc. (Acquired 08/11/2023; Cost $138,442) (g)(k)	6,688	295,810

Mavenir Systems, Inc., Wts. (e)(f)	186,902	0

Sandvine Corp. (Acquired 06/28/2024; Cost $0) (f)(g)	3,449	0

		295,810

Financial Intermediaries–0.07%
RJO Holdings Corp. (f)	2,851	142,578

RJO Holdings Corp., Class A (f)	2,314	115,693

RJO Holdings Corp., Class B (f)	3,000	30

		258,301

Forest Products–0.62%
Restoration Forest Products Group LLC (f)	23,564	2,139,870

Home Furnishings–0.15%
Serta Simmons Bedding LLC	52,572	502,720

Leisure Goods, Activities & Movies–0.91%
Crown Finance US, Inc.	128,394	3,143,022

Crown Finance US, Inc.	681	16,671

USF S&H Holdco LLC (f)	1,786	0

Vue International Bidco PLC (Acquired 02/20/2024; Cost $0) (United Kingdom) (f)(g)	302,703	0

Vue International Bidco PLC, Class A1 (Acquired 02/20/2024; Cost $0) (United Kingdom) (f)(g)	987	0

Vue International Bidco PLC, Class A2 (Acquired 02/20/2024; Cost $0) (United Kingdom) (f)(g)	486,292	0

Vue International Bidco PLC, Class A4 (United Kingdom) (f)	211,027	0

		3,159,693

Lodging & Casinos–0.08%
Caesars Entertainment, Inc. (Acquired 07/21/2020; Cost $312,416) (g)(k)	8,413	279,480

Oil & Gas–0.99%
McDermott International Ltd. (k)	1,683	23,141

McDermott International Ltd. (f)	63,714	832,266

Patterson-UTI Energy, Inc.	33,092	274,995

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Senior Loan Fund

			Shares		Value

Oil & Gas–(continued)
Samson Investment Co., Class A (Acquired 03/01/2017; Cost $3,246,273) (f)(g)				84,254	$843

Seadrill Ltd. (Norway) (k)				45,477	1,158,299

Talos Energy, Inc. (k)				71,434	642,906

Tribune Resources LLC				382,888	493,160

					3,425,610

Radio & Television–0.05%
iHeartMedia, Inc., Class A (k)				101,257	179,225

iHeartMedia, Inc., Class B (f)(k)				17	36

					179,261

Retailers (except Food & Drug)–0.00%
Claire’s Stores, Inc.				446	67

Surface Transport–0.89%
Commercial Barge Line Co. (Acquired 02/15/2018-02/06/2020; Cost $420,320) (f)(g)				4,992	484,324

Commercial Barge Line Co., Series B, Pfd.,Wts., expiring 04/27/2045 (Acquired 02/05/2020-10/27/2020; Cost $355,189) (f)(g)				15,443	1,524,070

Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 02/23/2024-02/06/2025; Cost $48,259) (f)(g)				92,658	57,911

Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $441,875) (f)(g)				5,248	509,161

Hurtigruten Group AS (Explorer II AS) (Norway) (f)				18,031	510,819

Hurtigruten Group AS (Explorer II AS) (Norway) (f)				3,631	10,546

					3,096,831

Telecommunications–0.03%
Avaya Holdings Corp. (Acquired 05/01/2023; Cost $240,465) (g)				16,031	102,198

Avaya, Inc. (Acquired 05/01/2023; Cost $43,620) (g)				2,908	18,538

					120,736

Total Common Stocks & Other Equity Interests (Cost $39,642,673)					24,290,795

	Interest Rate	Maturity Date	Principal Amount (000) (a)
U.S. Dollar Denominated Bonds & Notes–6.43%
Aerospace & Defense–0.40%
Rand Parent LLC (l)	8.50%	02/15/2030		$1,339	1,376,783

Air Transport–0.09%
American Airlines, Inc. (l)	8.50%	05/15/2029		313	330,017

Building & Development–0.93%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (l)	4.50%	04/01/2027		1,037	1,000,013

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (l)	5.75%	05/15/2026		1,637	1,632,903

HX Hold Co. Ltd. (Norway) (m)	7.00%	02/12/2030	EUR	62	60,052

Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC (l)	6.75%	04/01/2032		134	136,642

Quikrete Holdings, Inc. (l)	6.38%	03/01/2032		34	34,516

Signal Parent, Inc. (l)	6.13%	04/01/2029		561	362,265

					3,226,391

Business Equipment & Services–1.16%
Acuris Finance US, Inc./Acuris Finance S.a.r.l. (l)	9.00%	08/01/2029		1,564	1,558,135

ADT Security Corp. (The) (l)	4.13%	08/01/2029		187	176,775

Allied Universal Holdco LLC (l)	7.88%	02/15/2031		972	1,003,197

Boost Newco Borrower LLC (l)	7.50%	01/15/2031		1,200	1,256,056

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value

Business Equipment & Services–(continued)
Cloud Software Group, Inc. (l)	8.25%	06/30/2032	$38	$39,441

				4,033,604

Cable & Satellite Television–0.63%
Altice Financing S.A. (Luxembourg) (l)	5.75%	08/15/2029	22	17,279

Altice Financing S.A. (Luxembourg) (l)	5.00%	01/15/2028	783	634,946

Altice France S.A. (France) (l)	5.50%	01/15/2028	328	264,307

Altice France S.A. (France) (l)	5.50%	10/15/2029	305	238,557

Virgin Media Secured Finance PLC (United Kingdom) (l)	4.50%	08/15/2030	1,133	1,008,795

VZ Secured Financing B.V. (Netherlands) (l)	5.00%	01/15/2032	5	4,414

				2,168,298

Chemicals & Plastics–0.99%
INEOS Finance PLC (Luxembourg) (l)	7.50%	04/15/2029	517	531,333

INEOS Quattro Finance 2 PLC (United Kingdom) (l)	9.63%	03/15/2029	269	284,844

SK Invictus Intermediate II S.a.r.l. (l)	5.00%	10/30/2029	1,998	1,878,824

Windsor Holdings III LLC (l)	8.50%	06/15/2030	694	734,821

				3,429,822

Cosmetics & Toiletries–0.13%
Bausch & Lomb Corp. (l)	8.38%	10/01/2028	422	440,462

Electronics & Electrical–0.05%
Diebold Nixdorf, Inc. (l)	7.75%	03/31/2030	152	158,874

Food Products–0.26%
Sigma Holdco B.V. (Netherlands) (l)	7.88%	05/15/2026	36	36,057

Viking Baked Goods Acquisition Corp. (l)	8.63%	11/01/2031	881	860,080

				896,137

Health Care–0.18%
Global Medical Response, Inc., 1.25% PIK Rate, 8.75% Cash Rate (l)	1.25%	10/31/2028	303	303,769

Organon & Co./Organon Foreign Debt Co-Issuer B.V. (l)	6.75%	05/15/2034	149	151,275

Raven Acquisition Holdings LLC (l)	6.88%	11/15/2031	179	177,430

				632,474

Industrial Equipment–0.70%
Chart Industries, Inc. (l)	7.50%	01/01/2030	882	922,625

EMRLD Borrower L.P./Emerald Co-Issuer, Inc. (l)	6.63%	12/15/2030	1,479	1,498,112

				2,420,737

Insurance–0.34%
HUB International Ltd. (l)	7.25%	06/15/2030	263	271,785

Panther Escrow Issuer LLC (l)	7.13%	06/01/2031	897	923,724

				1,195,509

Lodging & Casinos–0.18%
Caesars Entertainment, Inc. (l)	6.50%	02/15/2032	128	129,911

Caesars Entertainment, Inc. (l)	7.00%	02/15/2030	161	165,946

Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. (l)	6.63%	01/15/2032	308	311,700

				607,557

Publishing–0.03%
McGraw-Hill Education, Inc. (l)	7.38%	09/01/2031	95	97,243

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Retailers (except Food & Drug)–0.29%
Evergreen Acqco 1 L.P./TVI, Inc. (l)	9.75%	04/26/2028		$972	$1,020,976

Telecommunications–0.03%
Windstream Services LLC/Windstream Escrow Finance Corp. (l)	8.25%	10/01/2031		95	98,290

Utilities–0.04%
Calpine Corp. (l)	4.50%	02/15/2028		141	138,002

Total U.S. Dollar Denominated Bonds & Notes (Cost $22,086,862)					22,271,176

Non–U.S. Dollar Denominated Bonds & Notes–2.85% (n)
Automotive–0.22%
Cabonline Group Holding AB (Sweden) (Acquired 10/13/2023; Cost $110,263) (g)(l)	14.00%	03/19/2028	SEK	1,273	117,298

Cabonline Group Holding AB (Sweden) (Acquired 10/12/2023; Cost $231,406) (g)(l)	14.00%	03/19/2028	SEK	2,545	231,051

Cabonline Group Holding AB (Sweden) (Acquired 03/24/2022; Cost $522,746) (g)(l)(o)	11.94%	04/19/2029	SEK	4,920	205,639

Conceria Pasubio S.p.A. (Italy) (3 mo. EURIBOR + 4.50%) (l)(p)	7.22%	09/30/2028	EUR	206	204,082

					758,070

Building & Development–0.00%
Fagus Holdco PLC (United Kingdom) (e)(f)(l)	-	09/05/2029	EUR	0	51

Cable & Satellite Television–0.06%
Altice Financing S.A. (Luxembourg) (l)	3.00%	01/15/2028	EUR	260	217,260

Electronics & Electrical–0.19%
Cerved Group S.p.A. (Italy) (3 mo. EURIBOR + 5.25%) (l)(p)	8.14%	02/15/2029	EUR	660	664,977

Financial Intermediaries–1.02%
AnaCap (AFE S.A. SICAV-RAIF) (Italy) (3 mo. EURIBOR + 7.50%) (Acquired 01/31/2018-11/09/2021; Cost $1,267,275) (g)(l)(p)	10.11%	07/15/2030	EUR	1,101	598,079

AnaCap (AFE S.A. SICAV-RAIF) (Italy) (3 mo. EURIBOR + 7.50%) (Acquired 10/14/2024; Cost $290,731) (g)(l)(p)	10.11%	07/15/2030	EUR	500	271,607

Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%) (Acquired 10/23/2020; Cost $746,378) (g)(l)(p)	8.86%	05/01/2026	EUR	632	454,500

Garfunkelux Holdco 3 S.A. (Luxembourg) (Acquired 10/23/2020; Cost $1,078,347) (g)(l)	6.75%	11/01/2025	EUR	909	652,541

Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 5.50%) (l)(p)	8.36%	12/15/2029	EUR	1,500	1,569,640

					3,546,367

Food Service–0.46%
Selecta Group B.V. 10.00% PIK Rate (Switzerland) (f)(l)	10.00%	07/01/2026	EUR	1,731	1,597,941

Health Care–0.15%
Kepler S.p.A. (Italy) (3 mo. EURIBOR + 5.75%) (l)(p)	8.64%	05/15/2029	EUR	486	511,125

Home Furnishings–0.57%
Very Group Funding PLC (The) (United Kingdom) (l)	6.50%	08/01/2026	GBP	1,101	1,370,025

Very Group Funding PLC (The) (United Kingdom) (l)	6.50%	08/01/2026	GBP	490	609,729

					1,979,754

Surface Transport–0.18%
Zenith Finco PLC (United Kingdom) (Acquired 01/20/2022; Cost $858,888) (g)(l)	6.50%	06/30/2027	GBP	632	603,487

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $10,670,861)					9,879,032

			Shares
Preferred Stocks–0.71% (i)
Financial Intermediaries–0.06%
RJO Holdings Corp., Series A-2, Pfd. (f)				584	213,164

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Senior Loan Fund

	Shares	Value

Oil & Gas–0.00%
Southcross Energy Partners L.P., Series A, Pfd. (f)	292,193	$1,724

Retailers (except Food & Drug)–0.02%
Vivarte S.A.S.U., Pfd. (France) (f)	241,195	83,318

Surface Transport–0.63%
Commercial Barge Line Co., Series B, Pfd. (f)	21,989	2,170,094

Total Preferred Stocks (Cost $2,082,974)		2,468,300

TOTAL INVESTMENTS IN SECURITIES (q) –121.66% (Cost $456,716,281)		421,501,978

BORROWINGS–(20.93)%		(72,500,000)

OTHER ASSETS LESS LIABILITIES–(0.73)%		(2,535,408)

NET ASSETS–100.00%		$346,466,570

Investment Abbreviations:

EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
Pfd.	– Preferred
PIK	– Pay-in-Kind
SEK	– Swedish Krona
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
USD	– U.S. Dollar
Wts.	– Warrants
Notes to Consolidated Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(e)	This variable rate interest will settle after February 28, 2025, at which time the interest rate will be determined.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	Restricted security. The aggregate value of these securities at February 28, 2025 was $37,017,398, which represented 10.68% of the Fund’s Net Assets.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)	Securities acquired through the restructuring of senior loans.
(j)	Acquired through direct lending. Direct loans may be subject to liquidity and interest rate risk and certain direct loans may be deemed illiquid.
(k)	Non-income producing security.
(l)
Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2025 was $32,090,156, which represented 9.26% of the Fund’s Net Assets.

(m)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at February 28, 2025 represented less than 1% of the Fund’s Net Assets.

(p)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2025.
(q)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty		Deliver		Receive

Currency Risk

03/28/2025	Barclays Bank PLC	USD	12,055	SEK	132,129	$234

04/30/2025	Barclays Bank PLC	EUR	8,329,836	USD	8,740,030	73,301

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Senior Loan Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty		Deliver		Receive

04/30/2025	Barclays Bank PLC	GBP	1,380,973	USD	1,746,313	$9,445

03/28/2025	BNP Paribas S.A.	GBP	51,813	USD	65,468	296

04/30/2025	BNP Paribas S.A.	GBP	1,388,149	USD	1,754,294	8,400

04/30/2025	BNP Paribas S.A.	SEK	6,918,897	USD	652,868	8,005

03/28/2025	Citibank, N.A.	EUR	293,161	USD	304,698	221

04/30/2025	Morgan Stanley and Co. International PLC	EUR	8,242,491	USD	8,636,947	61,097

04/30/2025	Royal Bank of Canada	EUR	8,329,836	USD	8,743,313	76,584

03/28/2025	State Street Bank & Trust Co.	EUR	265,156	USD	277,838	2,446

04/30/2025	State Street Bank & Trust Co.	GBP	1,401,603	USD	1,772,242	9,428

Subtotal–Appreciation						249,457

Currency Risk

03/28/2025	Bank of New York Mellon (The)	EUR	8,551,610	USD	8,823,577	(58,142)

03/28/2025	Barclays Bank PLC	GBP	1,332,224	USD	1,621,059	(54,658)

03/28/2025	Barclays Bank PLC	USD	10,551,711	EUR	10,079,836	(82,773)

03/28/2025	Barclays Bank PLC	USD	1,746,464	GBP	1,380,973	(9,428)

03/28/2025	BNP Paribas S.A.	EUR	142,897	USD	147,424	(989)

03/28/2025	BNP Paribas S.A.	GBP	1,433,570	USD	1,746,294	(56,900)

03/28/2025	BNP Paribas S.A.	SEK	6,937,669	USD	623,241	(22,052)

03/28/2025	BNP Paribas S.A.	USD	1,745,371	GBP	1,380,973	(8,336)

03/28/2025	BNP Paribas S.A.	USD	647,558	SEK	6,876,640	(7,941)

03/28/2025	Goldman Sachs International	EUR	8,681,180	USD	8,952,059	(64,232)

03/28/2025	Morgan Stanley and Co. International PLC	EUR	8,681,180	USD	8,945,131	(71,159)

03/28/2025	Morgan Stanley and Co. International PLC	USD	8,582,964	EUR	8,205,511	(60,705)

03/28/2025	Royal Bank of Canada	GBP	1,345,942	USD	1,637,722	(55,250)

03/28/2025	Royal Bank of Canada	USD	8,728,003	EUR	8,329,836	(76,618)

03/28/2025	State Street Bank & Trust Co.	SEK	71,100	USD	6,534	(79)

03/28/2025	State Street Bank & Trust Co.	USD	1,772,401	GBP	1,401,603	(9,417)

Subtotal–Depreciation						(638,679)

Total Forward Foreign Currency Contracts						$(389,222)

Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
SEK	– Swedish Krona
USD	– U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco Senior Loan Fund

Consolidated Statement of Assets and Liabilities
February 28, 2025

Assets:

Investments in unaffiliated securities, at value (Cost $456,716,281)	$421,501,978

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	249,457

Cash	3,740,244

Foreign currencies, at value (Cost $3,033,832)	3,417,681

Receivable for:
Investments sold	12,364,402

Fund shares sold	272,487

Interest	3,341,139

Investments matured, at value (Cost $873,721)	216,456

Investment for trustee deferred compensation and retirement plans	32,633

Other assets	51,221

Total assets	445,187,698

Liabilities:

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	638,679

Payable for:
Borrowings	72,500,000

Investments purchased	19,404,689

Dividends	964,143

Fund shares reacquired	71,187

Accrued fees to affiliates	181,922

Accrued interest expense	648,947

Accrued trustees’ and officers’ fees and benefits	2,032

Accrued other operating expenses	431,180

Trustee deferred compensation and retirement plans	71,968

Unfunded loan commitments	3,806,381

Total liabilities	98,721,128

Net assets applicable to common shares	$346,466,570

Net assets applicable to common shares consist of:

Shares of beneficial interest	$637,471,862

Distributable earnings (loss)	(291,005,292)

$346,466,570

Net Assets:
Class A	$43,968,455

Class C	$31,183,684

Class Y	$1,530,829

Class IB	$249,672,881

Class IC	$20,110,721

Common shares outstanding, no par value, with an unlimited number of common shares authorized:

Class A	7,761,580

Class C	5,491,177

Class Y	270,295

Class IB	44,076,359

Class IC	3,550,969

Class A:
Net asset value per share	$5.66

Maximum offering price per share (Net asset value of $5.66 ÷ 96.75%)	$5.85

Class C: Net asset value and offering price per share	$5.68

Class Y: Net asset value and offering price per share	$5.66

Class IB: Net asset value and offering price per share	$5.66

Class IC: Net asset value and offering price per share	$5.66

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26	Invesco Senior Loan Fund

Consolidated Statement of Operations
For the year ended February 28, 2025

Investment income:

Interest	$42,510,897

Dividends	473,634

Total investment income	42,984,531

Expenses:

Advisory fees	3,302,322

Administrative services fees	922,733

Custodian fees	76,708

Distribution fees:

Class A	114,945

Class C	342,386

Class IC	32,033

Interest, facilities and maintenance fees	4,437,303

Transfer agent fees	347,935

Trustees’ and officers’ fees and benefits	27,755

Registration and filing fees	74,714

Reports to shareholders	536,827

Professional services fees	517,700

Other	26,466

Total expenses	10,759,827

Net investment income	32,224,704

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	1,714,154

Foreign currencies	(586,033)

Forward foreign currency contracts	2,484,807

3,612,928

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(14,304,943)

Foreign currencies	394,461

Forward foreign currency contracts	(762,532)

(14,673,014)

Net realized and unrealized gain (loss)	(11,060,086)

Net increase in net assets resulting from operations	$21,164,618

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27	Invesco Senior Loan Fund

Consolidated Statement of Changes in Net Assets
For the years ended February 28, 2025 and February 29, 2024

	2025	2024

Operations:
Net investment income	$32,224,704	$36,844,452

Net realized gain (loss)	3,612,928	(33,873,142)

Change in net unrealized appreciation (depreciation)	(14,673,014)	34,388,643

Net increase in net assets resulting from operations	21,164,618	37,359,953

Distributions to shareholders from distributable earnings:
Class A	(4,053,063)	(4,479,404)

Class C	(2,768,032)	(3,035,491)

Class Y	(172,741)	(271,089)

Class IB	(23,859,779)	(26,221,265)

Class IC	(1,904,083)	(2,036,182)

Total distributions from distributable earnings	(32,757,698)	(36,043,431)

Return of capital:
Class A	(108,582)	(241,875)

Class C	(74,156)	(163,908)

Class Y	(4,628)	(14,638)

Class IB	(639,209)	(1,415,872)

Class IC	(51,011)	(109,948)

Total return of capital	(877,586)	(1,946,241)

Total distributions	(33,635,284)	(37,989,672)

Share transactions–net:
Class A	(1,873,111)	(2,964,881)

Class C	(4,081,237)	376,581

Class Y	(568,964)	1,177,086

Class IB	(15,864,389)	(10,853,381)

Class IC	(1,122,590)	(263,420)

Net increase (decrease) in net assets resulting from share transactions	(23,510,291)	(12,528,015)

Net increase (decrease) in net assets	(35,980,957)	(13,157,734)

Net assets:
Beginning of year	382,447,527	395,605,261

End of year	$346,466,570	$382,447,527

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28	Invesco Senior Loan Fund

Consolidated Statement of Cash Flows
For the year ended February 28, 2025

Cash provided by operating activities:

Net increase in net assets resulting from operations	$21,164,618

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(177,653,880)

Proceeds from sales of investments	209,437,441

Purchases of short-term investments, net	(1,885,218)

Amortization (accretion) of premiums and discounts, net	(2,299,608)

Net realized gain from investment securities	(1,714,154)

Net change in unrealized depreciation on investment securities	14,304,943

Net change in unrealized depreciation on forward foreign currency contracts	762,532

Change in operating assets and liabilities:

Decrease in receivables and other assets	1,180,095

Decrease in accrued expenses and other payables	(3,562,899)

Net cash provided by operating activities	59,733,870

Cash provided by (used in) financing activities:
Decrease in payable for amount due custodian	(849,556)

Dividends paid to shareholders from distributable earnings	(11,616,754)

Return of capital	(877,586)

Proceeds from shares of beneficial interest sold	5,138,679

Disbursements from shares of beneficial interest reacquired	(50,022,533)

Proceeds from borrowings	15,000,000

Repayment from borrowings	(15,000,000)

Net cash provided by (used in) financing activities	(58,227,750)

Net increase in cash and cash equivalents	1,506,120

Cash and cash equivalents at beginning of period	5,651,805

Cash and cash equivalents at end of period	$7,157,925

Non-cash financing activities:

Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$21,230,325

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$13,171

Cash paid during the period for interest, facilities and maintenance fees	$4,140,213

Cash impact from foreign exchange fluctuations:

Net change in appreciation (depreciation) on foreign currency	$(467,024)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29	Invesco Senior Loan Fund

Consolidated Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)	Total borrowings (000’s omitted)	Asset Coverage per $1,000 unit of senior indebtedness (d)

Class A
Year ended 02/28/25	$5.86	$0.50	$(0.18)	$0.32	$(0.51)	$(0.01)	$(0.52)	$5.66	5.71	% (e)	$43,968	3.05	% (e)	3.05	% (e)	1.84	% (e)	8.66	% (e)	41%	$72,500	$5,779
Year ended 02/29/24	5.87	0.55	0.00	0.55	(0.53)	(0.03)	(0.56)	5.86	9.92	(e)	47,410	2.88	(e)	2.88	(e)	1.75	(e)	9.37	(e)	37	72,500	6,275
Year ended 02/28/23	6.46	0.41	(0.46)	(0.05)	(0.50)	(0.04)	(0.54)	5.87	(0.46	) (e)	50,489	2.50	(e)	2.50	(e)	1.70	(e)	6.75	(e)	24	82,500	5,795
Year ended 02/28/22	6.43	0.25	0.10	0.35	(0.32)	–	(0.32)	6.46	5.49	(e)(f)	59,134	1.97	(e)	1.97	(e)	1.73	(e)	3.86	(e)	79	82,500	6,509
Year ended 02/28/21	6.34	0.23	0.11	0.34	(0.24)	(0.01)	(0.25)	6.43	5.77	(e)	59,821	2.05	(e)	2.05	(e)	1.71	(e)	3.80	(e)	64	82,500	6,835

Class C
Year ended 02/28/25	5.88	0.46	(0.18)	0.28	(0.47)	(0.01)	(0.48)	5.68	4.94	(e)	31,184	3.80	(e)	3.80	(e)	2.59	(e)	7.91	(e)	41	72,500	5,779
Year ended 02/29/24	5.89	0.50	0.01	0.51	(0.49)	(0.03)	(0.52)	5.88	9.10	(e)	36,422	3.63	(e)	3.63	(e)	2.50	(e)	8.62	(e)	37	72,500	6,275
Year ended 02/28/23	6.48	0.37	(0.46)	(0.09)	(0.46)	(0.04)	(0.50)	5.89	(1.18	) (e)	36,108	3.25	(e)	3.25	(e)	2.45	(e)	6.00	(e)	24	82,500	5,795
Year ended 02/28/22	6.44	0.20	0.11	0.31	(0.27)	–	(0.27)	6.48	4.86	(e)(f)	44,805	2.72	(e)	2.72	(e)	2.48	(e)	3.11	(e)	79	82,500	6,509
Year ended 02/28/21	6.36	0.18	0.10	0.28	(0.19)	(0.01)	(0.20)	6.44	4.81	(e)	47,919	2.80	(e)	2.80	(e)	2.46	(e)	3.05	(e)	64	82,500	6,835

Class Y
Year ended 02/28/25	5.86	0.52	(0.18)	0.34	(0.53)	(0.01)	(0.54)	5.66	5.98		1,531	2.80		2.80		1.59		8.91		41	72,500	5,779
Year ended 02/29/24	5.87	0.56	0.01	0.57	(0.55)	(0.03)	(0.58)	5.86	10.19		2,161	2.63		2.63		1.50		9.62		37	72,500	6,275
Year ended 02/28/23	6.46	0.42	(0.45)	(0.03)	(0.52)	(0.04)	(0.56)	5.87	(0.21)		983	2.25		2.25		1.45		7.00		24	82,500	5,795
Year ended 02/28/22	6.43	0.27	0.10	0.37	(0.34)	–	(0.34)	6.46	5.75	(f)	1,077	1.72		1.72		1.48		4.11		79	82,500	6,509
Year ended 02/28/21	6.34	0.24	0.11	0.35	(0.25)	(0.01)	(0.26)	6.43	6.04		1,045	1.80		1.80		1.46		4.05		64	82,500	6,835

Class IB
Year ended 02/28/25	5.86	0.52	(0.18)	0.34	(0.53)	(0.01)	(0.54)	5.66	5.98		249,673	2.80		2.80		1.59		8.91		41	72,500	5,779
Year ended 02/29/24	5.87	0.56	0.01	0.57	(0.55)	(0.03)	(0.58)	5.86	10.19		274,491	2.63		2.63		1.50		9.62		37	72,500	6,275
Year ended 02/28/23	6.46	0.42	(0.45)	(0.03)	(0.52)	(0.04)	(0.56)	5.87	(0.21)		285,767	2.25		2.25		1.45		7.00		24	82,500	5,795
Year ended 02/28/22	6.43	0.27	0.10	0.37	(0.34)	–	(0.34)	6.46	5.75	(f)	324,116	1.72		1.72		1.48		4.11		79	82,500	6,509
Year ended 02/28/21	6.34	0.24	0.11	0.35	(0.25)	(0.01)	(0.26)	6.43	6.04		345,166	1.80		1.80		1.46		4.05		64	82,500	6,835

Class IC
Year ended 02/28/25	5.86	0.51	(0.18)	0.33	(0.52)	(0.01)	(0.53)	5.66	5.82	(e)	20,111	2.95	(e)	2.95	(e)	1.74	(e)	8.76	(e)	41	72,500	5,779
Year ended 02/29/24	5.87	0.55	0.01	0.56	(0.54)	(0.03)	(0.57)	5.86	10.03	(e)	21,963	2.78	(e)	2.78	(e)	1.65	(e)	9.47	(e)	37	72,500	6,275
Year ended 02/28/23	6.46	0.41	(0.45)	(0.04)	(0.51)	(0.04)	(0.55)	5.87	(0.36	) (e)	22,259	2.40	(e)	2.40	(e)	1.60	(e)	6.85	(e)	24	82,500	5,795
Year ended 02/28/22	6.43	0.26	0.10	0.36	(0.33)	–	(0.33)	6.46	5.60	(e)(f)	25,339	1.87	(e)	1.87	(e)	1.63	(e)	3.96	(e)	79	82,500	6,509
Year ended 02/28/21	6.34	0.23	0.12	0.35	(0.25)	(0.01)	(0.26)	6.43	5.88	(e)	27,422	1.95	(e)	1.95	(e)	1.61	(e)	3.90	(e)	64	82,500	6,835

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)
Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e)
The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual
12b-1
fees of 0.25% for Class A shares, 1.00% for Class C shares and 0.15% for Class IC shares for each of the years ended February 28, 2025, February 29, 2024, February 28, 2023, February 28, 2022 and February 28, 2021, respectively.

(f)
Amount includes the effect of the Adviser pay-in for an economic loss of $0.01 per share. Had the pay-in not been made, the total return would have been 5.32, 4.70%, 5.59%, 5.59%, and 5.43% for Class A, Class C, Class Y, Class IB and Class IC shares, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30	Invesco Senior Loan Fund

Notes to Consolidated Financial Statements
February 28, 2025
NOTE 1–Significant Accounting Policies
Invesco Senior Loan Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end
management investment company that is operated as an interval fund and periodically offers its shares for repurchase.
The Fund may also invest a portion of its assets indirectly through a wholly-owned subsidiary, Invesco Senior Loan TB, LLC, a Delaware limited liability series company (the “Subsidiary”), which formed a separate series. The Fund owns all beneficial and economic interests in the Subsidiary and the Subsidiary’s series. The accompanying consolidated financial statements reflect the financial position of the Fund, the Subsidiary and the Subsidiary’s series and the results of operations on a consolidated basis.
The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in adjustable rate senior loans. The Fund invests primarily in adjustable rate senior loans (“Senior Loans”). Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.
The Fund continuously offers Class A, Class C and Class Y shares. The Fund also has outstanding Class IB and Class IC shares which are not continuously offered. Each class of shares differs in its initial sales load, contingent deferred sales charges (“CDSC”), the allocation of class-specific expenses and voting rights on matters affecting a single class. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946,
Financial Services – Investment Companies
.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.
Security Valuations
– Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size
trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter
market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end
mutual funds) are valued using such company’s
end-of-business-day
net asset value per share.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size
trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day
net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Deposits, other obligations of U.S. and
non-U.S.
banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced

31	Invesco Senior Loan Fund

at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded
rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income
– Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.
Pay-in-kind
interest income and
non-cash
dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend
date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.
Country Determination
– For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital

32	Invesco Senior Loan Fund

gain, if any, are generally declared and paid annually and recorded on the ex-dividend
date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes –
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. The Subsidiary is treated as a corporation for U.S. federal income tax purposes and generally is subject to U.S. federal and state income tax on its taxable income.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses
– Fees provided for under the Rule
12b-1
plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on the relative value of settled shares.

G.
Interest, Facilities and Maintenance Fees
– Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining a line of credit.

H.
Accounting Estimates –
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end
date and before the date the consolidated financial statements are released to print.

I.
Indemnifications
– Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.
Segment Reporting
– In November 2023, the FASB issued Accounting Standards Update
2023-07,
Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU
2023-07”),
with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.

K.
Cash and Cash Equivalents –
For the purposes of the Consolidated Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), restricted cash, money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

L.
Securities Purchased on a When-Issued and Delayed Delivery Basis
– The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

M.
Foreign Currency Translations
– Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

33	Invesco Senior Loan Fund

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
N.
Forward Foreign Currency Contracts
– The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount
(non-deliverable
forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
O.
Industry Focus
– To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

P.
Bank Loan Risk
– Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Q.
Leverage Risk
– The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

R.
Other Risks
– The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or
non-U.S.
companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities, when rates increase. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
By investing through the Subsidiary, the Fund is exposed to the risks associated with the Subsidiary’s investments (which risks are generally the same as the Fund’s investment risks). The Subsidiary is not registered under the 1940 Act, and, except as otherwise noted in the Fund’s prospectus, is not subject to the investor protections of the 1940 Act. However, the Fund will comply with the applicable requirements of the

34	Invesco Senior Loan Fund

1940 Act on a consolidated basis with its Subsidiary, and the Subsidiary will be subject to the same investment restrictions and limitations, and will adhere to the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the jurisdiction in which the Subsidiary is organized, including any changes in the interpretations of, or treatment with respect to, applicable federal tax-related
matters impacting the Fund and its status as a regulated investment company, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could adversely affect the Fund and its shareholders.
Investments through the Subsidiary, which is taxable as a corporation for U.S. federal income tax purposes, may incur entity-level income taxes on their earnings, which ultimately may reduce the return to shareholders.
NOTE 2–Advisory Fees and Other Fees Paid to Affiliates
The Fund has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.900%

Next $1 billion	0.850%

Next $1 billion	0.825%

Next $500 million	0.800%

Over $3 billion	0.775%

For the year ended February 28, 2025, the effective advisory fee rate incurred by the Fund was 0.90%.
The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above. To the extent the Fund invests in the Subsidiary, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from the Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from the Subsidiary.
Under the terms of a master
sub-advisory
agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated
Sub-Advisers”)
the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated
Sub-Adviser(s)
that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated
Sub-Adviser(s).
The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. The Fund has also entered into an administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs related to monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund’s portfolio and providing certain services to the holders of the Fund’s securities. For the year ended February 28, 2025, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as
Administrative services fees
. Invesco has entered into a
sub-administration
agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.
The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended February 28, 2025, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as
Transfer agent fees
.
Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule
12b-1
under the 1940 Act for Class A and Class C shares, and a service plan for Class A, Class C and Class IC shares (collectively, the “Plans”) to pay IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class C shares and up to 0.15% (0.25% maximum) of the average daily net assets of Class IC shares. The fees are accrued daily and paid monthly.
With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses. For the year ended February 28, 2025, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as
Distribution fees
.
Front-end
sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund.
Front-end
sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2025, IDI advised the Fund that IDI retained $4,696 in front-end
sales commissions from the sale of Class A shares and $0, $3,115 and $0 from Class A, Class C and Class IC shares, respectively, for CDSC imposed on redemptions by shareholders.
Certain officers and trustees of the Fund are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3–Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to

35	Invesco Senior Loan Fund

significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 –  Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.

Level 3 –  Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.
Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$320,158,188	$42,434,487	$362,592,675

Common Stocks & Other Equity Interests	2,853,856	4,276,376	17,160,563	24,290,795

U.S. Dollar Denominated Bonds & Notes	–	22,271,176	–	22,271,176

Non-U.S. Dollar Denominated Bonds & Notes	–	8,281,040	1,597,992	9,879,032

Preferred Stocks	–	–	2,468,300	2,468,300

Total Investments in Securities	2,853,856	354,986,780	63,661,342	421,501,978

Other Investments - Assets*

Investments Matured	–	–	216,456	216,456

Forward Foreign Currency Contracts	–	249,457	–	249,457

	–	249,457	216,456	465,913

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(638,679)	–	(638,679)

Total Other Investments	–	(389,222)	216,456	(172,766)

Total Investments	$2,853,856	$354,597,558	$63,877,798	$421,329,212

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.
A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.
The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2025:

						Change in
				Accrued	Realized	Unrealized	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Gain	Appreciation	into	out of	Value
	02/29/24	at Cost	from Sales	Premiums	(Loss)	(Depreciation)	Level 3**	Level 3**	02/28/25

Variable Rate Senior Loan Interests	$45,440,730	$21,031,822	$(18,263,700)	$227,252	$(2,995,695)	$(19,934)	$1,907,236	$(4,893,224)	$42,434,487

Common Stocks & Other Equity Interests	11,321,331	5,068,177	(2,777,244)	–	(916,858)	2,697,002	1,768,155	–	17,160,563

Preferred Stocks	4,699,998	–	–	–	–	(2,231,698)	–	–	2,468,300

Non-U.S. Dollar Denominated Bonds & Notes	5,312	1,666,069	(5,379)	37,580	5,379	(110,969)	–	–	1,597,992

Investments Matured	306,850	–	(220,473)	–	–	130,079	–	–	216,456

Municipal Obligations	2,026,979	–	(2,465,639)	3,628	–	435,032	–	–	–

Total	$63,801,200	$27,766,068	$(23,732,435)	$268,460	$(3,907,174)	$899,512	$3,675,391	$(4,893,224)	$63,877,798

**Transfers into and out of Level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.

36	Invesco Senior Loan Fund

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Fair Value at 02/28/25	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs Based on Fair Value

Variable Rate Senior Loan Interests	$42,434,487	Discounted Cash Flow Model	Discount Rate	10.55%-15.90%	14.45%

		Third-Party Pricing	Broker Quote	98.00% of Par-100.75% of Par	99.66% of Par

Common Stocks & Other Equity Interests	17,160,563	Comparable Companies	EBITDA Multiple	3.5x-5.5x	4.9x

Preferred Stocks	2,468,300	Comparable Companies	EBITDA Multiple	8.75x	-

Non-U.S. Dollar Denominated Bonds & Notes	1,597,992	Expected Recovery	Anticipated Proceeds	89% of Par	-

Investments Matured	216,456	Expected Recovery	Anticipated Proceeds	24.2% of Par	-

Total	$63,877,798

NOTE 4–Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out
netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at
Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2025:

Value
Currency Risk
Derivative Assets

Unrealized appreciation on forward foreign currency contracts outstanding	$249,457

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$249,457

Value
Currency Risk
Derivative Liabilities

Unrealized depreciation on forward foreign currency contracts outstanding	$(638,679)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(638,679)

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2025.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of New York Mellon (The)	$ –	$ (58,142)	$ (58,142)	$–	$–	$ (58,142)

Barclays Bank PLC	82,980	(146,859)	(63,879)	–	–	(63,879)

BNP Paribas S.A.	16,701	(96,218)	(79,517)	–	–	(79,517)

Citibank, N.A.	221	–	221	–	–	221

Goldman Sachs International	–	(64,232)	(64,232)	–	–	(64,232)

Morgan Stanley and Co. International PLC	61,097	(131,864)	(70,767)	–	–	(70,767)

Royal Bank of Canada	76,584	(131,868)	(55,284)	–	–	(55,284)

State Street Bank & Trust Co.	11,874	(9,496)	2,378	–	–	2,378

Total	$249,457	$(638,679)	$(389,222)	$–	$–	$(389,222)

37	Invesco Senior Loan Fund

Effect of Derivative Investments for the year ended February 28, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Consolidated Statement of Operations
Currency Risk

Realized Gain:
Forward foreign currency contracts	$2,484,807

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(762,532)

Total	$1,722,275

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$113,884,853

NOTE 5–Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’
Fees and Benefits
include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and
“Trustees’ and Officers’ Fees and Benefits”
includes amounts accrued by the Fund to fund such deferred compensation amounts.
NOTE 6–Cash Balances and Borrowings
The Fund has entered into a $90 million revolving credit and security agreement with SSB, which has no scheduled expiration date. The Fund has the right to terminate the revolving credit and security agreement upon at least 10 business days’ prior written notice. SSB has the right to terminate the revolving credit and security agreement upon at least 180 days’ prior written notice. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.
During the year ended February 28, 2025, the Fund’s average daily balance of borrowing under the revolving credit and security agreement was $72,349,315 with an average interest rate of 6.05%. The carrying amount of the Fund’s payable for borrowings as reported on the Consolidated Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Consolidated Statement of Operations as
Interest, facilities and maintenance fees
.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end,
are shown in the Consolidated Statement of Assets and Liabilities under the payable caption
Amount due custodian
. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

38	Invesco Senior Loan Fund

NOTE 7–Unfunded Loan Commitments
Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of February 28, 2025. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)

Arxis	Delayed Draw Term Loan	$ 162,868	$(438)

Grant Thornton Advisors LLC	Delayed Draw Term Loan	32,228	(18)

Groundworks LLC	Delayed Draw Term Loan	144,040	111

Hasa Intermediate Holdings LLC	Incremental Delayed Draw Term Loan	53,812	145

Hasa Intermediate Holdings LLC	Revolver Loan	191,340	2,342

MB2 Dental Solutions LLC	Delayed Draw Term Loan	44,213	221

MB2 Dental Solutions LLC	Delayed Draw Term Loan	189,211	946

MB2 Dental Solutions LLC	Revolver Loan	30,159	267

McDermott International Ltd.	LOC	1,360,568	(421,776)

MLN US HoldCo LLC (dba Mitel)	Revolver Loan	8,298	(3,008)

NAS LLC (d.b.a. Nationwide Marketing Group)	Revolver Loan	256,527	(9,230)

R1 RCM, Inc.	Delayed Draw Term Loan B	128,223	194

Signia Aerospace LLC	Delayed Draw Term Loan	91,724	281

SIWF Holdings, Inc.	First Lien Term Loan	287,710	4,077

Tank Holding Corp.	Revolver Loan	226,723	(3,905)

Thermostat Purchaser III, Inc.	Delayed Draw Term Loan B	64,250	443

US Fitness LLC	Delayed Draw Term Loan	162,748	(31)

US Fitness LLC	Revolver Loan	291,614	(1,077)

USALCO LLC	Delayed Draw Term Loan	80,125	401

		$3,806,381	$(430,055)

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2025 and February 29, 2024:

	2025	2024

Ordinary income*	$32,757,698	$36,043,431

Return of capital	877,586	1,946,241

Total distributions	$33,635,284	$37,989,672

*	Includes short-term capital gain distributions, if any.
Tax Components of Net Assets at
Period-End:

2025

Net unrealized appreciation (depreciation) – investments	$(38,250,006)

Net unrealized appreciation – foreign currencies	267,452

Temporary book/tax differences	(59,621)

Capital loss carryforward	(252,963,117)

Shares of beneficial interest	637,471,862

Total net assets	$346,466,570

The difference between book-basis and
tax-basis
unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities, derivative instruments and partnerships.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
For the year ended February 28, 2025, the Subsidiary did not incur any current or deferred federal income tax expense.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

39	Invesco Senior Loan Fund

The Fund has a capital loss carryforward as of February 28, 2025, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$15,791,220	$237,171,897	$252,963,117

*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2025 was $182,744,705 and $215,932,236, respectively. As of February 28, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 17,218,121

Aggregate unrealized (depreciation) of investments	(55,468,127)

Net unrealized appreciation (depreciation) of investments	$(38,250,006)

Cost of investments for tax purposes is $459,579,218.
NOTE 10–Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, return of capital distributions, partnerships and amortization and accretion on debt securities, on February 28, 2025, undistributed net investment income was increased by $1,547,895, undistributed net realized gain (loss) was decreased by $611,986 and shares of beneficial interest was decreased by $935,909. This reclassification had no effect on the net assets of the Fund.
NOTE 11–Senior Loan Participation Commitments
The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
At the year ended February 28, 2025, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value

Barclays Bank PLC	$1,360,568	$938,792

NOTE 12–Dividends
The Fund declared the following monthly dividends from net investment income subsequent to February 28, 2025.

		Amount Per Share
Share Class	Record Date	Payable March 31, 2025

Class A	Daily	$0.0391

Class C	Daily	$0.0357

Class Y	Daily	$0.0403

Class IB	Daily	$0.0403

Class IC	Daily	$0.0400

NOTE 13–Repurchase of Shares
The Fund has a policy of making monthly repurchase offers (“Repurchase Offers”) for the Fund’s common shares pursuant to Rule
23c-3(b)
of the 1940 Act.
The Repurchase Offers will be for between 5% and 25% of the Fund’s outstanding shares at net asset value (The Board of Trustees may authorize an additional 2%, if necessary, without extending the Repurchase Offers). The repurchase request deadline will be the third Friday of each calendar

40	Invesco Senior Loan Fund

month (or the preceding business day if such third Friday is not a business day). During the year ended February 28, 2025, the Fund had Repurchase Offers as follows:

Repurchase request deadlines	Percentage of outstanding shares the Fund offered to repurchase	Number of shares tendered (all classes)	Percentage of outstanding shares tendered (all classes)

March 15, 2024	6.0%	670,554	1.0%

April 19, 2024	6.0	708,595	1.1

May 17, 2024	6.0	720,943	1.1

June 21, 2024	6.0	821,341	1.3

July 19, 2024	6.0	569,133	0.9

August 16, 2024	6.0	560,820	0.9

September 20, 2024	6.0	804,573	1.3

October 18, 2024	6.0	547,212	0.9

November 15, 2024	6.0	800,915	1.3

December 20, 2024	6.0	874,404	1.4

January 17, 2025	6.0	422,850	0.7

February 21, 2025	6.0	1,080,124	1.7

NOTE 14–Share Information

	Summary of Share Activity

	Year ended February 28, 2025 (a)		Year ended February 29, 2024

	Shares	Amount	Shares	Amount

Sold:
Class A	506,602	$ 2,926,507	658,306	$3,856,035

Class C	89,583	522,463	246,273	1,447,930

Class Y	49,145	284,025	1,069,231	6,240,659

Class IB	266,232	1,537,702	59,439	347,374

Class IC	14,202	82,042	8,723	51,123

Issued as reinvestment of dividends:
Class A	475,573	2,753,462	531,380	3,103,321

Class C	321,195	1,865,009	357,403	2,092,532

Class Y	19,445	112,733	15,424	90,043

Class IB	2,615,029	15,141,785	3,066,131	17,906,711

Class IC	234,439	1,357,336	252,315	1,473,468

Reacquired:
Class A	(1,305,440)	(7,553,080)	(1,703,966)	(9,924,237)

Class C	(1,115,105)	(6,468,709)	(542,050)	(3,163,881)

Class Y	(167,074)	(965,722)	(883,263)	(5,153,616)

Class IB	(5,617,670)	(32,543,876)	(4,985,576)	(29,107,466)

Class IC	(443,850)	(2,561,968)	(306,467)	(1,788,011)

Net increase (decrease) in share activity	(4,057,694)	$(23,510,291)	(2,156,697)	$(12,528,015)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

41	Invesco Senior Loan Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Invesco Senior Loan Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Senior Loan Fund and its subsidiary (the “Fund”) as of February 28, 2025, the related consolidated statements of operations and cash flows for the year ended February 28, 2025, the consolidated statement of changes in net assets for each of the two years in the period ended February 28, 2025, including the related notes, and the consolidated financial highlights for each of the five years in the period ended February 28, 2025 (collectively referred to as the “ consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2025 and the financial highlights for each of the five years in the period ended February 28, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of February 28, 2025 by correspondence with the custodian, agent banks, portfolio company investees and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
April 23, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

42	Invesco Senior Loan Fund

Tax Information
Form
1099-DIV,
Form
1042-S
and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2025:

Federal and State Income Tax

Qualified Dividend Income*	0.00%

Corporate Dividends Received Deduction*	0.00%

U.S. Treasury Obligations*	0.00%

Qualified Business Income*	0.00%

Business Interest Income*	97.95%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

43	Invesco Senior Loan Fund

Trustees and Officers

The address of each trustee and officer is 11 Greenway Plaza, Houston, Texas 77046-1173. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During At Least The Past 5 Years
Interested Trustees

Jeffrey H. Kupor 1 – 1968 Trustee	2024
Senior Managing Director, Company Secretary and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, Oppenheimer Funds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC
			158	None

Douglas Sharp 1 – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	158	None

1
Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-44	Invesco Senior Loan Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; and Vice President, Key Account Manager, Liberty Funds Distributor, Inc.	158
Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps
(non-profit);
President and Director of Grahamtastic Connection
(non-profit);
and Trustee of certain Oppenheimer Funds

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	158	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads): Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	158
Resideo Technologies (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Investment Company Institute (professional organization) and Independent Directors Council (professional organization); Formerly: Textainer Global Holdings (holding company)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Board Member of the regional board, Frist Financial Bank Texas; Dean of Mays Business School - Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Board Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019
Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; and Associate at Ropes & Gray LLP
			158
Formerly: Member of the Cartica Funds Board of Directors (private investment funds); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee; and Trustee of certain Oppenheimer Funds

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	158	Member and Chairman of the Bentley University Business School Advisory Council Formerly: Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	158	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	2014	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	158	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Senior Loan Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019
Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; Member of Investment Committee and Board of Historic Hudson Valley
(non-profit
cultural organization) and Member of the Vestry and the Investment Committee of Trinity Church Wall Street

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); and Director of Columbia Equity Financial Corp. (privately held financial advisor)
			158
Member of the Board, Blue Ocean Acquisition Corp; Member of Board of Trust for Mutual Understanding
(non-profit
promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC
(non-profit
legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting
(non-profit
journalism); and Trustee of certain Oppenheimer Funds

Edward Perkin – 1972 Trustee	2025	Former: Chief Investment Officer, Equity, Eaton Vance	158	None
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations; Managing Partner, Radiate Capital (private equity sponsor) Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	158	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	158	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America.

T-3	Invesco Senior Loan Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023
Chief Operating Officer, Investments & Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC; Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.; Director, Chief Executive Officer and President, Invesco Corporate Class Inc.; Director, Invesco Investment Services, Inc.; and President, Invesco Global Direct Real Estate GP Ltd., Invesco, Inc., Invesco IP Holdings (Canada) Ltd., Invesco Global Direct Real Estate Feeder GP Ltd. and Invesco Financial Services Ltd.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen
			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023
Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC and Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, Oppenheimer Funds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation; Manager, Invesco Specialized Products, LLC and Invesco Capital Management LLC; Manager, Tremont Group Holdings, LLC and Director, Tremont (Bermuda) Limited

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc.; Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds
			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020
Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments
			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013
Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.
			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020
Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser) Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)
			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022
Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett.
			N/A	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

T-4	Invesco Senior Loan Fund

Trustees and Officers
–(continued)

Office of the Fund
11 Greenway Plaza
Houston, TX 77046-1173

Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7018

Counsel to the Independent Trustees
Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019
Investment Adviser Invesco Advisers, Inc. 1331 Spring Street NW, Suite 2500 Atlanta, GA 30309 Investment Sub-Adviser Invesco Senior Secured Management, Inc. 225 Liberty Street New York, NY 10281	Distributor Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173 Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021 Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-5	Invesco Senior Loan Fund

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Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form
N-PORT.
The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form
N-PORT
filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/
corporate/about-us/esg.
The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent
12-month
period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05845	Invesco Distributors, Inc.	VK-SLO-AR-1

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”). This Code is filed as an exhibit to this report on Form N-CSR under Item 19(a)(1). No substantive amendments to this Code were made during the reporting period. The Code was revised to include PEOs and PFOs of certain Invesco exchange traded funds, previously covered by a separate code of ethics. There were no waivers for the fiscal year ended February 28, 2025.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Anthony J. LaCava, Jr. Anthony J. LaCava, Jr. is “independent” within the meaning of that term as used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2025	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2024
Audit Fees	$115,853	$124,996
Audit-Related Fees(1)	$50,900	$0
Tax Fees(2)	$30,165	$20,098
All Other Fees	$0	$0

Total Fees	$196,918	$145,094

(1)	Audit-Related Fees for the fiscal year ended 2025 includes fees billed for reviewing regulatory filings.

(2)

Tax Fees for the fiscal years ended 2025 and 2024 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2025 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2024 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,141,000	$1,094,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$1,141,000	$1,094,000

(1) Audit-Related Fees for the fiscal years ended 2025 and 2024 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,489,000 for the fiscal year ended February 28, 2025 and $6,510,000 for the fiscal year ended February 29, 2024. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,660,165 for the fiscal year ended February 28, 2025 and $7,624,098 for the fiscal year ended February 29, 2024.

PwC provided audit services to the Investment Company complex of approximately $35 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Anthony LaCava, Jr., Cynthia Hostetler, Eli Jones, James Liddy, Teresa Ressel and Daniel Vandivort.

(b) Not applicable.

Item 6. Investments.

(a) Investments in securities of unaffiliated issuers is included as part of the reports to stockholders is filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Invesco’s Policy Statement on Global
Corporate Governance
and Proxy Voting
Effective January 2025

Table of Contents

I.	Introduction	3
	A. Our Approach to Proxy Voting	3
	B. Applicability of Policy	3

II.	Global Proxy Voting Operational Procedures	4
	A. Oversight and Governance	4
	B. The Proxy Voting Process	4
	C. Retention and Oversight of Proxy Service Providers	5
	D. Disclosures and Recordkeeping	5
	E. Market and Operational Limitations	6
	F. Securities Lending	7
	G. Conflicts of Interest	7
	H. Voting Funds of Funds	8
	I. Review of Policy	9

III.	Our Good Governance Principles	9
	A. Transparency	9
	B. Accountability	10
	C. Board Composition and Effectiveness	12
	D. Capitalization	15
	E. Environmental, Social and Governance Risk Oversight	16
	F. Executive Compensation and Performance Alignment	17

I.
Introduction
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco,” the “Company,” “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (this “Global Proxy Voting Policy” or “Policy”), which we believe describes policies and procedures reasonably designed to assure proxy voting matters are conducted in the best interests of our clients.
A.
Our Approach to Proxy Voting
Invesco understands proxy voting is an integral aspect of the investment management services it provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of such clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive shareholder value.
A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules, and cover topics that typically appear on voting ballots. Invesco’s investment teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B.
Applicability of Policy
Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting. This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A and include Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd., Invesco Taiwan Limited, Invesco Real Estate Management S.à r.l. and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts.
Where our passively managed strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) (referred to as “passively managed accounts”) hold the same investments as our actively managed equity funds, voting decisions with respect to those accounts generally follow the voting decisions made by the largest active holder of the equity shares. Invesco refers to this approach as “Majority Voting.” This process of Majority Voting seeks to ensure that our passively managed accounts benefit from the engagement and deep dialogue of our active investment teams, which can benefit shareholders in passively managed accounts. Invesco will generally apply the majority holder’s vote instruction to these passively managed accounts. Where securities are held only in passively managed accounts and not owned in our actively managed accounts, the proxy will be generally voted in line with this Policy and internal proxy voting guidelines. Notwithstanding the above, investment teams of our passively managed accounts retain full discretion over proxy voting decisions to individually evaluate a specific proxy proposal or override Majority Voting and vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest which are discussed elsewhere in this Policy. To the extent our investment teams believe a specific proxy proposal requires enhanced analysis or if it is not covered by this Policy or internal guidelines, our investment teams will evaluate such proposal and execute the voting decision.

II.
Global Proxy Voting Operational Procedures
Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies for which it has voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Proxy Voting and Governance team to maintain and facilitate the review of the Procedures annually.
A.
Oversight and Governance
Oversight of the proxy voting process is provided by the Proxy Voting and Governance team and the Global Invesco Proxy Advisory Committee (“Global IPAC”). For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprising representatives from various investment management teams. Representatives from Invesco’s Legal, Compliance, Risk, ESG and Government Affairs departments may also participate in Global IPAC meetings. The Director of Proxy Voting and Governance chairs the committee. The Global IPAC provides a forum for investment teams, in accordance with this Policy, to:
●
monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;
●
assist Invesco in meeting regulatory obligations;
●
review votes not aligned with our good governance principles; and
●
consider conflicts of interest in the proxy voting process.
In fulfilling its responsibilities, the Global IPAC meets as necessary (but no less than semi-annually) and has the following responsibilities and functions: (i) acts as a key liaison between the Proxy Voting and Governance team and investment teams to assure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to this Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of this Policy due to an actual or perceived conflict of interest. The Global IPAC reviews Global IPAC Conflict of Interest Sub-committee voting decisions.
B.
The Proxy Voting Process
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Proxy Voting and Governance team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our global investment teams with direct access to proxy meeting materials, including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined in Part C below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Proxy Voting and Governance team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, including, but not limited to, our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter in accordance with our internal procedures to facilitate our ability to exercise our right to vote.
Our proprietary systems facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on internal proxy voting guidelines. If necessary, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.
C.
Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third-party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (such local proxy service providers, collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each voting item based on Invesco’s internal proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including recommendations based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s investment teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to incorporate newly available information or additional disclosure provided by an issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Proxy Voting and Governance team periodically monitors for these research alerts issued by Proxy Service Providers that are shared with our investment teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing due diligence. The topics included in these annual due diligence meetings include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other topics. In addition, Invesco monitors and communicates with the Proxy Service Providers throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.
Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm the related controls were in place and to provide reasonable assurance that the related controls operated effectively.
D.
Disclosures and Recordkeeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records for at least seven (7) years. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
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In accordance with the U.S. Securities and Exchange Commission (“SEC”) regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. In addition, Invesco, as an institutional manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31st of each year and are available on the SEC’s website at www.sec.gov. In addition, each year, the Form N-PX proxy voting records for Invesco mutual funds’ and closed-end funds’, and Invesco ETF’s are made available on Invesco’s website here.

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To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
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In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code here. Additionally, in accordance with the European Shareholder Rights Directive and the European Fund and Asset Management Association Stewardship Code, Invesco publishes an annual report on implementation of our engagement policies, including a general description of voting behavior, an explanation of the most significant votes and the use of proxy voting advisors.
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In Canada, Invesco publicly discloses a record of all proxy voting activity for the prior 12 months ending June 30th for each Invesco Canada registered mutual fund and ETF. In compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure, the proxy voting records will generally be made available on or before August 31st of each year here.
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In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
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In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014, and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
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In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission Principles of Responsible Ownership.
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In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
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In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
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In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly disclose voting intentions in advance of shareholder meetings.
E.
Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives when voting proxies or exercising other shareholder rights. These matters are left to the discretion of the relevant investment team. Such circumstances could include, for example:

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Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Unless a client directs otherwise, Invesco generally refrains from voting proxies at companies or in markets where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.
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Some companies require a representative to attend shareholder meetings in person to vote a proxy or issuer-specific additional documentation, certification or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation, including power of attorney documentation, or disclosures outweigh the benefit of voting a particular proxy.
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Invesco may not receive proxy materials from the relevant fund or custodian used by our clients with sufficient time and information to make an informed independent voting decision.
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Invesco held shares on the record date but has sold them prior to the meeting date.
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Although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected for various reasons, including due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, when certain custodians used by our clients do not offer a proxy voting in a jurisdiction, or due to operational issues experienced by third parties involved in the process or by an issuer or sub-custodian.
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Additionally, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or an issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.
F.
Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where funds’ shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment, and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to systematically recall all securities on loan for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue outweighs the benefits of voting at a specific meeting. The relevant investment team will make these determinations.
G.
Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products/services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.

Invesco identifies potential conflicts of interest based on a variety of factors, including, but not limited, to the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally using criteria established by the Proxy Voting and Governance team. These criteria are monitored and updated periodically by the Proxy Voting and Governance team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to assure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent an investment team disagrees with the Policy, our processes and procedures seek to assure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that are held in client accounts.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
H.
Voting Funds of Funds
Funds of funds holdings can create various special situations for proxy voting, including operational challenges in certain markets. The scenarios below set out examples of how Invesco votes funds of funds:
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When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
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When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
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For U.S. funds of funds where proportional voting is not required by law or regulation, shares of Invesco funds held by other Invesco funds generally will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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For U.S. funds of funds where proportional voting is not required by law or regulation, shares of unaffiliated registered funds held by one or more Invesco funds generally will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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Non-U.S. funds of funds will not be voted proportionally due to operational limitations. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote non-U.S. funds of funds in line with the firm level conflicts of interest process described above.
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Where client or proprietary accounts are invested directly in shares issued by Invesco affiliates and Invesco has proxy voting authority, shares will be voted in the same proportion as the votes of external shareholders of the underlying holding. If proportional voting is not possible, the shares will be voted in line with a Proxy Service Provider’s recommendation.
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Unless it decides to solicit investor instructions, Invesco shall not vote the shares of an Invesco fund held by a fund, client or proprietary account managed by Invesco Canada Ltd.
I.
Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to assure this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
Our Good Governance Principles
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Proxy Voting and Governance team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our investment teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different investment teams may vote differently on particular proxy votes for the same company. To the extent investment teams choose to vote a proxy in a way that is not aligned with the principles below, rationales are fully documented.
When evaluating proxy issues and determining how to cast our votes, Invesco’s investment teams may engage with companies in advance of shareholder meetings, and throughout the year. These meetings can be joint efforts between our global investment professionals.
The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles or guidelines based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are organized around six broad pillars:
A.
Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for an annual general meeting or special meeting to allow for timely review and decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
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We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals. However, if these reports are not presented in a timely manner or significant issues are identified regarding their integrity(e.g., the external auditor’s opinion is absent or qualified), we will generally review the matter on a case-by-case basis.
External auditor ratification and audit fees:
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We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
Other business: Generally, we vote against proposals to transact other business matters where disclosure is insufficient and we are not given the opportunity to review and understand what issues may be raised.
Related-party transactions: Invesco will vote all related party transactions on a case-by-case basis. The vote analysis will consider the following factors, among others:
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disclosure of the transaction details must be full and transparent (such as details of the related parties and of the transaction subject, timeframe, pricing, potential conflicts of interest, and other terms and conditions);
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the transaction must be fair and appropriate, with a sound strategic rationale;
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the company should provide an independent opinion either from the supervisory board or an external financial adviser;
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minority shareholders’ interests should be protected; and
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the transactions should be on an arm’s length basis.
Routine business items and formalities: Invesco generally votes non-contentious routine business items and formalities as recommended by the issuer’s management and board of directors. Routine business items and formalities generally include proposals to:
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accept or approve a variety of routine reports; and
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approve provisionary financial budgets and strategy for the current year.
B.
Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long term. We encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.
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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
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We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
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We generally support proposals for the removal of anti-takeover provisions.
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best-practice-aligned proposals to enhance shareholder rights:
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Proxy access: Within the US market, we generally vote for management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access with the following provisions:
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Ownership threshold: at least three percent (3%) of the voting power;
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Ownership duration: at least three (3) years of continuous ownership for each member of the nominating group;
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Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and
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Cap: cap on nominees of one (1) director or twenty-five percent (25%) of the board, whichever is higher.
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Shareholder ability to call special meetings: Generally, we vote for management and shareholder proposals that provide shareholders with the ability to call special meetings with a minimum threshold of 10% but not greater than 25%. We will not support proposals to prohibit shareholders’ right to call special meetings.
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Shareholder ability to act by written consent: Generally, assess shareholder proposals that provide shareholders with the ability to act by written consent case-by-case taking into account the following factors, among other things:
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Shareholders’ current right to call special meetings; and
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Investor ownership structure.

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Supermajority vote requirements: Generally, vote against proposals to require a supermajority shareholder vote. We will vote for management and shareholder proposals to reduce supermajority vote requirements, in favor of a simple majority threshold. Lowering this requirement can democratize corporate governance and facilitate a more fair and dynamic decision-making that empowers and represents a wider shareholder base; especially for key corporate actions such as mergers, changes in control, or proposals to amend or repeal a portion of a company’s articles of incorporation.
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Bundling of proposals: It is our view that the bundling of multiple proposals or articles amendments in one single voting item restricts shareholders’ ability to express their views, with an all-or-nothing vote. We generally oppose such proposals unless all bundled resolutions are deemed acceptable and conducive of long-term shareholder value.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns without undue censorship and hear from the board and management.
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We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
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Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
i.
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
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clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
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disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
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description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.
Board Composition and Effectiveness
Voting on director nominees in uncontested elections
Definition of independence: Invesco considers local market definitions of director independence, but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.

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We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
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We will generally vote against non-independent directors serving on the audit committee.
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We will generally vote against non-independent directors serving on the compensation committee.
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We will generally vote against non-independent directors serving on the nominating committee.
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In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
Independent Board Chair: It is our view that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
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We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.
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We will review shareholder proposals requesting that the board chair be an independent director on a case-by-case basis, taking into account several factors, including, but not limited to, the presence of a lead independent director and a sufficiently independent board, a sound governance structure with no record of recent material governance failures or controversies, and sound financial performance. Invesco will also positively consider less disruptive proposals that will enter into force at the subsequent leadership transition.
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We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.
Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
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We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.
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We will generally vote against directors who have more than four total mandates at public operating companies, if their attendance is below 75% of all board and committee meetings in the year under review, or if material governance failures have been identified. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Diversity: In our view, an effective board should be comprised of directors with a mix of skills, experience, tenure, and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, culture, age, perspectives and backgrounds. The board should reflect the diversity of the workforce, customers, and the communities in which a business operates. In our view, greater diversity in the boardroom contributes to robust challenge and debate, avoids groupthink, fosters innovation, and provides competitive advantage to companies. We consider diversity at the board level, within the executive management team and in the succession pipeline.

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In markets where there are regulatory expectations, listing standards or minimum quotas for board diversity, Invesco will generally apply the same expectations. In all other markets, we will generally vote against the incumbent nominating committee chair of a board, or nearest equivalent, where a company failed to demonstrate improvements are being made to diversity practices for three or more consecutive years, recognizing that building a qualified and diverse board takes time.
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It is our view that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.
Director term limits and retirement age: It is important for a board of directors to examine its membership regularly with a view to ensuring that the board is effective, and the company continues to benefit from a diversity of director viewpoints and experience. As stated above, an individual board’s nominating committee is best positioned to determine whether director term limits or establishing a mandatory retirement age would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Therefore, Invesco generally opposes shareholder proposals to limit the tenure of board directors or to impose a mandatory retirement age.
Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.
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We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.
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We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.
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We will generally vote against the incumbent chair of the compensation committee, or nearest equivalent, if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two consecutive years.
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We will generally vote against the incumbent compensation committee chair, or nearest equivalent, where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.
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Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco will evaluate shareholder proposals to amend directors’ indemnification and exculpation provisions on a case-by-case basis.
Discharge of directors: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures and legal controversies, or other wrongdoings in the relevant fiscal year – committed or yet to be confirmed. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
Director election process: Board members should generally stand for election annually and individually.
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We will generally support proposals requesting that directors stand for election annually.
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We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this guideline in regions where market practice is for directors to stand for election on a staggered basis.
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We will generally support shareholder proposals to repeal a classified board and elect all directors annually.
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When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
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Where market practice is to elect directors as a slate, we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack of independence.
Majority vote standard: Invesco generally votes in favor of proposals to elect directors by a majority vote, except in cases where a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective. We might oppose amendments to the board size, when such change is deemed diminishing of Invesco’s governance requirements such as an adequate level of independence and diversity on the board.
Board assessment and succession planning: Invesco will consider and vote case-by-case on shareholder proposals to adopt a policy on succession planning. When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Voting on director nominees in contested elections
Proxy contests: We will review case-by-case dissident shareholder proposals based on their individual merits. We consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
D.
Capitalization
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance: We generally support authorizations to issue shares without preemptive rights up to 20% of a company’s issued share capital for general corporate purposes. However, for issuance requests with preemptive rights, we support authorizations up to a threshold of 50%. Shares should not be issued at a substantial discount to the market price. The same requirements are expected for convertible and non-convertible debt instruments.
Share repurchase programs: We generally support share repurchase plans in which all shareholders may participate on equal terms. However, it is our view that such plans should be executed transparently and in alignment with long-term shareholder interests. Therefore, we will not support such plans when there is clear evidence of abuse or no safeguards against selective buybacks, or the terms do not align with market best practices.
Stock splits: We will evaluate proposals for forward and reverse stock splits on a case-by-case basis. Each proposal will be evaluated based on its potential impact on shareholder value, local market best practices, and alignment with the company's long-term strategic goals.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
●
We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
●
We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
●
We will generally support reincorporation proposals, provided that management has provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
E.
Environmental, Social and Governance Risk Oversight
Director responsibility for risk oversight: A board of directors is ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies it oversees. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.
Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Material governance or risk oversight failures at a company may include, without limitation:
i.
significant bribery, corruption or ethics violations;
ii.
events causing significant climate-related risks;
iii.
significant health and safety incidents; and/or
iv.
failure to ensure the protection of human rights.

Reporting of financially material environmental, social and corporate governance (“ESG”) information: Companies should report on their ESG opportunities and risks where material to their business operations.
●
Climate risk management: We encourage companies to report on material climate-related risks and opportunities and how these are considered within the company’s strategy, financial planning, governance structures and risk management frameworks aligned with applicable regional regulatory requirements. For companies in industries that materially contribute to climate change, we encourage comprehensive disclosure of greenhouse gas emissions and Paris Agreement of 2015-aligned emissions reduction targets, where appropriate. Invesco may take voting action at companies that fail to adequately address climate-related risks, including opposing director nominations in cases where we view the lack of effective climate transition risk management as potentially detrimental to long-term shareholder value.
Shareholder proposals addressing environmental and social (“E&S”) issues: We recognize E&S shareholder proposals are nuanced and therefore, Invesco will analyze such proposals on a case-by-case basis. When considering such proposals, we will consider the following factors, among others: a company's track record on E&S issues, the efficacy of the proposal's request, whether the requested action is unduly burdensome, and whether we consider the adoption of such proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.
Invesco may support shareholder resolutions requesting that specific actions be taken to address E&S issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.
F.
Executive Compensation and Performance Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
i.
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
iii.
vesting periods for long-term incentive awards are less than three years;
iv.
the company “front loads” equity awards;
v.
there are inadequate risk mitigating features in the program such as clawback provisions;
vi.
excessive, discretionary one-time equity grants are awarded to executives; and/or
vii.
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price and that the total shareholder dilution resulting from the plan is not excessive (e.g., more than 10% of outstanding shares).
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, and aligned with local market best practices, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally evaluate case-by-case proposals requiring shareholder ratification of senior executives’ severance agreements depending on whether the proposed terms and disclosure align with good market practice.
Frequency of Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals: It is our view that shareholders should be given the opportunity to vote on executive compensation and adequately express their potential concerns. Invesco will generally vote in favor of a one-year frequency, in order to foster greater accountability, as well as to grant shareholders a timely intervention on egregious pay practices.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco European RR L.P.
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A.
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.à.r.l1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*1
Invesco Trust Company
Oppenheimer Funds, Inc.
WL Ross & Co. LLC
* Invesco entities with specific proxy voting guidelines
1 Invesco entities with specific conflicts of interest policies

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies
As of February 28, 2025, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
●
Scott Baskind, Portfolio Manager, who has been responsible for the Trust since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.
●
Thomas Ewald, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.
●
Philip Yarrow, Portfolio Manager, who has been responsible for the Trust (or the predecessor Trust) since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers' investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the Exchange Act), (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted.  In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.
Investments
The following information is as of February 28, 2025 (unless otherwise noted):

Fund	Portfolio Managers	Dollar Range of Investments in the Fund
Invesco Senior Loan Fund
	Scott Baskind	None
	Thomas Ewald	None
	Philip Yarrow	None

Assets Managed
The following information is as of February 28, 2025 (unless otherwise noted):

Portfolio Manager(s)	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Senior Loan Fund
Scott Baskind	5	$14,290.0	10	$9,536.1	14	$4,358.3
Thomas Ewald	4	$6,668.2	3	$6,783.9	14	$4,358.3
Philip Yarrow	4	$6,668.2	3	$6,783.9	14	$4,358.3

Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
●
The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.
●
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.
●
The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
●
The appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance-based fee.
●
In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing Fund and an affiliated underlying fund in which the investing Fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing Fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying Fund, potentially for a prolonged period of time, which may adversely affect the Fund.
The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each Sub-Adviser
The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Sub-Adviser	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against Fund peer group
Invesco Canada[2]
Invesco Deutschland[2]
Invesco Hong Kong[2]
Invesco Asset Management[2]
Invesco India[2]
Invesco Listed Real Assets Division[2]

Invesco Senior Secured[2,3]	Not applicable
Invesco Capital[2,4]

Invesco Japan	One-, Three- and Five-year performance

1 Rolling time periods based on calendar year-end.
2 Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
3 Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
4 Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.
Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual fund deferral awards or long-term equity awards. Annual fund deferral awards are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both fund deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)

As of a date within 90 days of the filing date of this report, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Act. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activity for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

19(a)(1) Code of Ethics is attached as Exhibit 99.CODEETH.

19(a)(2) Not applicable.

19(a)(3) Certifications of the Registrant’s PEO and PFO pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

19(a)(4) Not applicable.

19(a)(5) Not applicable.

19(b) Certifications of Registrant’s PEO and PFO pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Senior Loan Fund

By:	/s/ Glenn Brightman
Name: Glenn Brightman
Title:	Principal Executive Officer

Date:	May 2, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Name:	Glenn Brightman
Title:	Principal Executive Officer

Date:	May 2, 2025

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Principal Financial Officer

Date:	May 2, 2025